            As filed with the Securities and Exchange Commission on
                               April 28, 1998
                                                       '33 Act File No. 33-66786
                                                       '40 Act File No. 811-7924

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                     FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]

          Pre-Effective Amendment No.                            [_]
                                      ----------

          Post-Effective Amendment No.     10                    [X]
                                       ----------

REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940          [_]

          Amendment No.      14                                  [X]
                        -----------


                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                          LINCOLN BENEFIT LIFE COMPANY
                                   Depositor

                            206 South 13/th/ Street
                            Lincoln, Nebraska 68508


                                   --------

                                  JOHN MORRIS
                          Lincoln Benefit Life Company
                            206 South 13/th/ Street
                            Lincoln, Nebraska 68508

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

          It is proposed that this filling will become effective:

               immediately upon filing pursuant to paragraph (b) of Rule 485
         -----

           X   on May 1, 1998 pursuant to paragraph (b) of Rule 485
         -----
               60 days after filing pursuant to paragraph (a) of Rule 485
         -----

               on May 1, 1998 pursuant to paragraph (a) of Rule 485
         -----

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. A 24F-2 notice for the fiscal year ending December 31, 1997 was filed on March 25, 1998.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                             CROSS REFERENCE SHEET

ITEM NUMBER IN FORM N-4                               CAPTION
-----------------------                               -------
                              PART A - PROSPECTUS
                              -------------------
1.  Cover Page.....................................   Cover Page

2.  Definitions....................................   Definitions

3.  Synopsis.......................................   Questions & Answers About the Contract

4.  Condensed Financial Information................   Condensed Financial Information

5.  General Description of Registrant,.............   Description of Lincoln Benefit Life
    Depositor & Portfolio Companies                   Company & the Separate Account;
                                                      Separate Account Investments

6.  Deductions.....................................   Contract Charges

7.  General Description of Variable................   Description of the Contracts; Annuity
                                                      Period; Purchases, Withdrawals &
                                                      Contract Value; Administration

8.  Annuity Period.................................   Annuity Period

9.  Death Benefit..................................   Description of the Contracts; Annuity
                                                      Period

10. Purchases & Contract Value.....................   Purchases, Withdrawals & Contract Value

11. Redemptions....................................   Questions & Answers About the Contract;
                                                      Purchases, Withdrawals & Contract Value

12. Taxes..........................................   Taxes

13. Legal Proceedings..............................   Legal Proceedings

14. Table of Contents of the Statement.............   Additional Information about the
    of Additional Information                         Separate Account

                  PART B - STATEMENT OF ADDITIONAL INFORMATION
                  --------------------------------------------

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with ("P") are made by reference to the captions in the Prospectus:

ITEM NUMBER IN FORM N-4                             CAPTION
-----------------------                             -------
15. Cover Page...................................   Cover Page

16. Table of Contents............................   Table of Contents

17. General Information & History................   Description of Lincoln Benefit Life Company
                                                    & the Separate Account (P); Separate
                                                    Account Investments (P)

18. Services.....................................   Contract Charges (P); Custodian (P);
                                                    Financial Statements

19. Purchase of Securities Being Offered.........   Purchases, Withdrawals & Contract
                                                    Value (P); Contract Charges (P)

20. Underwriters.................................   Distribution of Contracts (P)

21. Calculation of Performance Data..............   Separate Account Performance

22. Annuity Payments.............................   The Contract

23. Financial Statements.........................   Financial Statements

                                     PART C
                                     ------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                               FLEXIBLE PREMIUM
                                  INDIVIDUAL
                      DEFERRED VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                         LINCOLN BENEFIT LIFE COMPANY
                              IN CONNECTION WITH
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
          STREET ADDRESS: 206 SOUTH 13TH ST., LINCOLN, NE 68508-1993
           MAILING ADDRESS: P. O. BOX 82532, LINCOLN, NE 68501-2532
                       TELEPHONE NUMBER: 1-800-865-5237
This prospectus describes a Flexible Premium Individual Deferred Variable An-nuity Contract ("Contract") offered by Lincoln Benefit Life Company ("Compa-ny"). The Contract is a deferred annuity designed to aid you in long-term fi-nancial planning. It is offered to you on either a tax qualified or non-tax qualified basis.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company. Contract values will be allocated to the Lincoln Benefit Life Variable Annuity Account ("Separate Account") and/or the Fixed Account, discussed further on pages 11 and 13. The Separate Account has a series of subaccounts which cur-rently invest in shares of these mutual funds:

JANUS ASPEN SERIES: Flexible Income Portfolio; Balanced Portfolio; Growth Portfolio; Aggressive Growth Portfolio; Worldwide Growth Portfolio

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND: Money Market Portfolio; Equity-Income Portfolio; Growth Portfolio; Overseas Portfolio

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II: Asset Manager Portfolio; Contrafund Portfolio; Index 500 Portfolio

IAI RETIREMENT FUNDS, INC.: IAI Regional Portfolio; IAI Balanced Portfolio; IAI Reserve Portfolio

FEDERATED INSURANCE MANAGEMENT SERIES: Federated Utility Fund II; Federated Fund for U.S. Government Securities II; Federated High Income Bond Fund II

SCUDDER VARIABLE LIFE INVESTMENT FUND: Bond Portfolio; Balanced Portfolio

ALGER AMERICAN FUND: Small Capitalization; MidCap Growth; Growth; Leveraged AllCap; Income & Growth

Other investment options may be made available in the future.

A Contract may not be issued to a prospective Contract Owner if either you or the Annuitant has attained age 86 prior to the time the application is re-ceived by the Company.

This prospectus sets forth the information you ought to know before investing. You should read it and keep it for future reference.

A Statement of Additional Information, which has the same date as this Pro-spectus, has been filed with the Securities and Exchange Commission and is in-corporated herein by reference. You can obtain a free copy of it from us by writing us or calling us at the telephone number given above. The Table of Contents of the Statement of Additional Information appears on page 26 of this prospectus.

This prospectus is valid only when accompanied or preceded by current prospec-tuses for the Janus Aspen Series; the Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II; the IAI Retirement Funds, Inc.; the Federated Insurance Management Series; the Scudder Variable Life Invest-ment Fund; and the Alger American Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADE-QUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.

               THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS

Definitions.................................................................   3
Questions and Answers About the Contract....................................   4
Fee Tables..................................................................   6
Examples....................................................................   8
Explanation of Fee Tables and Examples......................................   9
Condensed Financial Information.............................................   9
Description of Lincoln Benefit Life Company and the Investment Options......  11
   Lincoln Benefit Life Company.............................................  11
   Separate Account.........................................................  11
Separate Account Investments................................................  11
   The Portfolios...........................................................  11
   Voting Rights............................................................  13
   Substitution of Securities...............................................  13
The Fixed Account...........................................................  13
Contract Charges............................................................  14
   Mortality and Expense Risk Charge........................................  14
   Administrative Charges...................................................  14
     Contract Administration Charge.........................................  14
     Administrative Expense Charge..........................................  14
     Transfer Fee...........................................................  14
   Sales Charges............................................................  14
     Withdrawal Charge......................................................  14
     Free Withdrawal........................................................  15
     Waiver of Withdrawal Charge for Certain Qualified Plan Withdrawals.....  16
   Premium Taxes............................................................  16
   Deduction for Separate Account Income Taxes..............................  16
   Other Expenses...........................................................  16
Description of the Contracts................................................  16
   Summary..................................................................  16
   Contract Owner...........................................................  16
   Annuitant................................................................  16
   Modification of the Contract.............................................  16
   Assignment...............................................................  17
   Death Benefit............................................................  17
   Beneficiary..............................................................  17
   Voting Rights of Contract Owners.........................................  17
Purchases, Withdrawals and Contract Value...................................  17
   Minimum Purchase Payment.................................................  17

   Automatic Payment Plan...................................................  18
   Automatic Dollar Cost Averaging Program..................................  18
   Portfolio Rebalancing....................................................  18
   Contract Value...........................................................  18
   Separate Account Accumulation Unit Value.................................  18
   Allocation of Purchase Payments..........................................  19
   Transfer During Accumulation Period......................................  19
   Transfers Authorized by Telephone........................................  19
   Contract Loans for 401(a), 401(k), and 403(b) Contracts .................  20
   Withdrawals (Redemptions)................................................  20
   Systematic Withdrawal Program............................................  21
   ERISA Plans..............................................................  21
   Minimum Contract Value...................................................  21
Annuity Period..............................................................  21
   Annuity Date.............................................................  21
   Deferment of Payments....................................................  21
   Annuity Options..........................................................  22
   Substantially Equal Periodic Payments....................................  22
   Other Options............................................................  22
   Death Benefit During Annuity Period......................................  22
   Variable Annuity Payments................................................  23
Administration..............................................................  23
Taxes.......................................................................  23
   General..................................................................  23
   Withholding Tax on Distributions.........................................  24
   Tax Treatment of Assignments.............................................  24
   Tax Treatment of Withdrawals.............................................  24
     Qualified Plans........................................................  24
     Non-Qualified Plans....................................................  25
Distribution of Contracts...................................................  25
Market Timing and Asset Allocation Services.................................  25
Legal Proceedings...........................................................  25
Legal Matters...............................................................  25
Registration Statement......................................................  25
Financial Statements .......................................................  25
Additional Information About the Separate Account...........................  26
Table of Contents of Statement of Additional Information....................  26
Appendix--Portfolios and Performance Data...................................  26

 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHO-RIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                  DEFINITIONS

The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PERIOD - The period between the Issue Date and the Annuity Date, the build-up phase under the Contract.

ACCUMULATION UNIT - A unit of measurement which we use to calculate Contract Value.

ANNUITANT - The natural person on whose life the annuity benefits under a Con-tract are based.

ANNUITIZATION - The process by which you convert from the Accumulation Period to the Annuity Period. Upon Annuitization, the Contract is converted from the build-up phase to the phase during which you or other payee(s) receive peri-odic annuity payments.

ANNUITY DATE - The date on which annuity payments are to begin.

ANNUITY PERIOD - The period starting on the Annuity Date, the payout phase un-der the Contract.

ANNUITY UNIT - A unit of measurement which we use to calculate the amount of Variable Annuity payments.

BENEFICIARY(IES) - The person(s) designated to receive any death benefits un-der the Contract.

CODE - The Internal Revenue Code.

COMPANY ("WE," "US," "OUR," "LINCOLN BENEFIT LIFE") - Lincoln Benefit Life Company.

CONTRACT ANNIVERSARY - The anniversary of the Issue Date in subsequent years.

CONTRACT OWNER ("YOU") - The person(s) having the privileges of ownership de-fined in the Contract. Such privileges may be restricted by a retirement plan pursuant to which the Contract is issued.

CONTRACT VALUE - The sum of the values of your interests in the Subaccounts of the Separate Account and the Fixed Account.

CONTRACT YEAR - A twelve-month period beginning on the Issue Date or any Con-tract Anniversary.

CONTRIBUTION YEAR - A twelve-month period beginning on the date a Purchase Payment is applied to a Subaccount, or any anniversary of that date.

DUE PROOF OF DEATH - (1) A certified original copy of the Death Certificate; or (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who at-tended the deceased at the time of death; or (4) any other proof satisfactory to the Company.

FIXED ACCOUNT - The portion of the Contract Value invested in our general ac-count.

FIXED ANNUITY - A series of payments made during the Annuity Period to a payee under a Contract that are fixed in amount.

ISSUE DATE - The date when the Contract becomes effective if the annuitant is then living and the initial Purchase Payment has been paid.

LATEST ANNUITY DATE - The later of ten years from Issue Date or tenth day of the month following the Annuitant's 90th birthday. In the case of Contracts issued in connection with Qualified Plans, the Code generally requires that a minimum distribution is taken by the later of separation from service or April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Accordingly, if you are in a Qualified Plan, we may require you to annuitize by such date unless you demonstrate that the minimum distribution is otherwise being made.

LOAN ACCOUNT - An account established for amounts transferred from the Subaccounts or the Fixed Account as security for outstanding Contract loans.

NET INVESTMENT FACTOR - The factor for a particular Subaccount used to deter-mine the value of an Accumulation Unit and Annuity Unit in any Valuation Peri-od.

NON-QUALIFIED PLAN - A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code.

PORTFOLIO(S) - The underlying mutual fund(s) (or investment series thereof) in which the Subaccounts invest.

PURCHASE PAYMENTS - Amounts paid to us as premium for the Contract by you or on your behalf.

QUALIFIED PLAN - A retirement plan which receives special tax treatment under Sections 401, 403(b), 408 or a state and local government or other Tax Exempt Organization Deferred Compensation Plan under Section 457 of the Internal Rev-enue Code.

SEPARATE ACCOUNT - A segregated investment account of the Company entitled Lincoln Benefit Life Variable Annuity Account.

SUBACCOUNT - A subdivision of the Separate Account invested wholly in shares of one of the Portfolios.

SURRENDER VALUE - The amount paid upon surrender of the Contract, equal to the Contract Value less any applicable premium tax charges, withdrawal charges and the Contract Administration Charge.

VALUATION DATE - Each day the New York Stock Exchange is open for business.

VALUATION PERIOD - The period commencing at the close of normal trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each Valuation Date and ending at the close of the NYSE on the next succeeding Val-uation Date.

VARIABLE ANNUITY - A series of payments made during the Annuity Period to a payee under a Contract which vary in amount in accordance with the investment experience of the Subaccounts to which Contract Values have been allocated.

WITHDRAWAL CHARGE - The contingent deferred sales charge assessed against cer-tain withdrawals.

                              QUESTIONS & ANSWERS
                              ABOUT THE CONTRACT

The following is a compilation of answers to selected questions that you might have about some of the most important features of the Contract. The remainder of the prospectus, which follows immediately afterwards, contains a more com-plete discussion of these and other matters.

1. WHAT IS THE PURPOSE OF THE CONTRACT?

This Contract is designed for tax deferred retirement investing. Contract Val-ues accumulate based on the experience of the underlying funds and the Fixed Account. You may receive annuity payments on a fixed or variable basis. The Contract is available for non-qualified or qualified plans. You can allocate Purchase Payments to the Fixed Account or to any of the Subaccounts of the Separate Account, each of which will invest in a mutual fund or separate in-vestment Portfolio thereof. You bear the entire investment risk during the Ac-cumulation Period on amounts allocated to the Separate Account. You will also bear the entire investment risk during the Annuity Period if you choose to re-ceive annuity payments on a variable basis.

2. IN WHICH MUTUAL FUNDS DOES THE SEPARATE ACCOUNT INVEST?

The Separate Account currently invests exclusively in shares of these mutual funds:

        Fund                                             Portfolio(s)
        ----                                             -----------
Janus Aspen Series                              Flexible Income Portfolio
                                                Balanced Portfolio
                                                Growth Portfolio
                                                Aggressive Growth Portfolio
                                                Worldwide Growth Portfolio
------------------------------------------------------------------------------
Fidelity's Variable                             Money Market Portfolio
Insurance                                       Equity-Income Portfolio
Products Fund                                   Growth Portfolio
                                                Overseas Portfolio
------------------------------------------------------------------------------
Fidelity's Variable                             Asset Manager Portfolio
Insurance                                       Contrafund Portfolio
Products Fund II                                Index 500 Portfolio
------------------------------------------------------------------------------
IAI Retirement                                  IAI Regional Portfolio
Funds, Inc.                                     IAI Balanced Portfolio
                                                IAI Reserve Portfolio
------------------------------------------------------------------------------
Federated Insurance                             Federated Utility Fund II
Management Series                               Federated U.S. Government
                                                 Securities II
                                                Federated High Income Bond
                                                Fund II
------------------------------------------------------------------------------
Scudder Variable Life                           Bond Portfolio
Investment Fund                                 Balanced Portfolio
------------------------------------------------------------------------------
Alger American Fund                             Small Capitalization Portfolio
                                                MidCap Growth Portfolio
                                                American Growth Portfolio
                                                Leveraged AllCap Portfolio
                                                Income and Growth Portfolio
------------------------------------------------------------------------------

The assets of each Portfolio are held separately from the other Portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectuses for the funds.

3. HOW DO I BUY A CONTRACT?

You must pay at least $1,200 during the first Contract Year. Subsequent Pur-chase Payments must be $100 ($25 under an automatic payment plan (see page
18)). We may lower these minimums at our sole discretion. A Contract may not be issued if either you or the Annuitant has attained age 86 before we receive your application.

4. HOW IS MY PURCHASE PAYMENT ALLOCATED?

You allocate your Purchase Payment among the Subaccounts and the Fixed Account in states where it is available when you apply for the Contract. Percentages must be in whole numbers and the total allocation must equal 100%. When you make subsequent Purchase Payments, you should again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on the then current Purchase Payment allocation (see page 19).

5. CAN I TRANSFER MY CONTRACT VALUES AMONG SUBACCOUNTS AND THE FIXED ACCOUNT?

Yes, during the Accumulation Period. You may transfer Contract Values by writ-ten request or telephone authorization. No such transfers are permitted after the Annuity Date. There are additional transfer restrictions for the Fixed Ac-count. (See page 19).

You may also want to take advantage of our automatic dollar cost averaging or portfolio rebalancing programs. Under the dollar cost averaging program, your values are automatically transferred from the Fixed Account or a Subaccount of your choosing to up to eight options, including other Subaccounts or the Fixed Account, at regular intervals. Transfers may be made monthly, quarterly, or annually. (See "Automatic Dollar Cost Averaging Program" page 18.)

Under the portfolio rebalancing program, you can maintain the percentage of your Contract Value allocated to each Subaccount at a pre-set level prior to annuitization. Investment results will shift this balance of your Contract Value allocations. If you elect rebalancing, we will automatically transfer your Contract Value back to the pecentages at the frequency (monthly, quarter-ly, semiannually, annually) that you specify. (See "Portfolio Rebalancing" page 18.)

6. HOW CAN I WITHDRAW MY FUNDS?

All or part of the Contract Value may be withdrawn before the Annuity Date, the owner's death, or if the owner is not a natural person, the Annuitant's death. Each year, free of charge, you may withdraw the greater of 15% of new Purchase Payments (Purchase Payments made less than seven years before the withdrawal date) or earnings not previously withdrawn. In the event withdraw-als of 15% of new Purchase Payments are not approved in your state, the appli-cable percentage will be 10% of new Purchase Payments. You may also withdraw free of charge any old Purchase Payments (Purchase Payments made more than seven years before the withdrawal date) not previously withdrawn. The with-drawal charge may be waived under the terms of our confinement waiver benefit. (This benefit is not available in all states.) (See "Free Withdrawal" page 15.)

Other withdrawals may be subject to a withdrawal charge, which is a contingent deferred sales charge. The withdrawal charge will vary depending on the year the Purchase Payment(s) and withdrawals are made. (See "Withdrawal Charge" page 14.) Additional restrictions may apply to Contracts issued in connection with Qualified Plans (see "Taxes" page 23).

7. WHAT ARE MY CONTRACT CHARGES AND DEDUCTIONS?

Charges against the Separate Account consist of an annual mortality and ex-pense risk charge of 1.25% of net asset value and an annual administrative ex-pense charge of 0.15% of net asset value. These charges are assessed on a daily basis during both the Accumulation Period and Annuity Period. An annual contract administration charge of $25 is assessed during the Accumulation Pe-riod only. We cannot increase the amount of these charges. A transfer fee of $25 may be assessed after the first transfer in each calendar month. We cur-rently are waiving this fee. Any applicable premium taxes are deducted from the Contract Value upon surrender, death, or annuitization. Premium taxes gen-erally range from 0% to 3.5%. Finally, the withdrawal charge, a contingent de-ferred sales load, is referenced above. (See "Contract Charges" page 14.)

8. WHAT IS THE DEATH BENEFIT?

The death benefit is payable while the Contract is in force and before the An-nuity Date if the Contract Owner dies, or the Annuitant dies and the Contract Owner is not a natural person. We must receive Due Proof of Death.

The death benefit is the greater of 1) all Purchase Payments less prior with-drawals accumulated at 4% per year prior to the Contract Anniversary next fol-lowing your 75th birthday and at 0% per year thereafter (the "floor value" calculation) or 2) the Contract Value less any premium tax. If the Contract Value exceeds the floor value on the seventh Contract Anniversary, the floor value will be raised to the level of the Contract Value. In such event, floor values for years 8 and beyond will be calculated using the "stepped up" value on the seventh anniversary.

9. CAN I RETURN THIS CONTRACT AFTER IT HAS BEEN DELIVERED?

You may return the Contract to us within 10 days (or longer period if required by state law) after you receive it by delivering or mailing it to us. If the Contract is returned, it will be terminated and, unless otherwise required by state law, we will pay an amount equal to the Contract Value on the date we receive the Contract. The Contract Value may be more or less than the Purchase Payment made. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for information about your circum-stances.

FEE TABLES
CONTRACT OWNER TRANSACTION EXPENSES

Contingent Deferred Sales Charge-Withdrawal Charge (as a percentage of Pur-chase Payments)

             Contribution   Applicable Contribution Applicable
                 Year         Charge       Year       Charge
             ------------   ---------- ------------ ----------
                 1-2            7%           6          3%
                  3             6%           7          2%
                  4             5%           8+         0%
                  5             4%

Annual Contract Administration Charge................................... $25.00

Transfer Fee (Applies solely to the second and subsequent transfers within a calendar month. We are currently waiving the transfer fee)............ $25.00

SEPARATE ACCOUNT EXPENSES (AS A PERCENTAGE OF DAILY NET ASSET VALUE DEDUCTED FROM EACH OF THE SUBACCOUNTS OF THE SEPARATE ACCOUNT)

            Mortality Risk Charge............................ 0.85%
            Expense Risk Charge.............................. 0.40%
            Administrative Expense Charge.................... 0.15%
                                                              -----
            Total Separate Account Annual Expenses........... 1.40%

PORTFOLIO COMPANY ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)

                          Flexible               Aggressive            Worldwide
                           Income    Balanced*    Growth*    Growth*    Growth*
                          --------   ---------   ----------  -------   ---------
JANUS ASPEN
SERIES:
 Management:.............   0.65%      0.76%       0.73%      0.65%      0.66%
 Other:..................   0.10%      0.07%       0.03%      0.05%      0.08%
                            -----      -----       -----      -----      -----
 Total:..................   0.75%      0.83%       0.76%      0.70%      0.74%
                            Money     Equity-
                           Market     Income**    Growth**  Overseas**
                           ------     --------    --------  ----------
FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND
 Management:.............   0.21%      0.50%       0.60%      0.75%
 Other:..................   0.10%      0.08%       0.09%      0.17%
                            -----      -----       -----      -----
 Total:..................   0.31%      0.58%       0.69%      0.92%
                            Asset
                          Manager** Contrafund** Index 500
                          --------- ------------ ---------
FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND
II
 Management:.............   0.55%      0.60%       0.24%
 Other:..................   0.10%      0.11%       0.04%
                            -----      -----       -----
 Total:..................   0.65%      0.71%       0.28%
                             IAI        IAI         IAI
                          Regional  Balanced***  Reserve***
                          --------  -----------  ----------
IAI RETIREMENT FUNDS,
INC.:
 Management:.............   0.65%      0.65%       0.45%
 Other:..................   0.25%      0.60%       0.40%
                            -----      -----       -----
 Total:..................   0.90%      1.25%       0.85%
                                     U.S. Gov't     High
                           Utility   Securities    Income
                             II+        II+       Bond II
                           -------   ----------   -------
FEDERATED INSURANCE
MANAGEMENT SERIES:
 Management:.............   0.48%      0.15%       0.51%
 Other:..................   0.37%      0.65%       0.29%
                            -----      -----       -----
 Total:..................   0.85%      0.80%       0.80%

                                    Bond     Balanced
                                    ----     --------
SCUDDER VARIABLE
LIFE INVESTMENT FUND
 Management:...................... 0.48%      0.48%
 Other:........................... 0.14%      0.09%
                                   ------     -----
 Total:........................... 0.62%      0.57%
                                   Income
                                    and       Small             MidCap Leveraged
                                   Growth Capitalization Growth Growth AllCap++
                                   ------ -------------- ------ ------ ---------
ALGER AMERICAN FUND
 Management:...................... 0.625%     0.85%      0.75%  0.80%    0.85%
 Other:........................... 0.115%     0.04%      0.04%  0.04%    0.15%
                                   ------     -----      -----  -----    -----
 Total:........................... 0.74%      0.89%      0.79%  0.84%    1.00%

*The expense figures shown are net of certain expense waivers or fee reduc-tions from Janus Capital Corporation. Without such waivers or reductions, Man-agement Fees, Other Expenses, and Total Portfolio Annual Expenses for the Portfolios for the fiscal year ended December 31, 1997, would have been:
0.77%, 0.06%, and 0.83% respectively, for Balanced Portfolio; 0.74%, 0.04%, and 0.78%, respectively, for Aggressive Growth Portfolio; 0.74%, 0.04%, and 0.78%, respectively, for Growth Portfolio; 0.72%, 0.09%, and 0.81%, respec-tively, for Worldwide Growth Portfolio.

**A portion of the brokerage commissions the fund paid was used to reduce its expenses. Without this reduction total operating expenses would have been for VIP Equity Income--0.57%, for VIP Growth--0.67%, for VIP Overseas--0.90%, for VIP II Asset Manager--0.64%, and for VIP II Contrafund--0.68%.

***The expense figures shown are net of expense reimbursements from Investment Advisers, Inc. Without such reimbursements, Management Fees and Total Portfo-lio Expenses for the Portfolios are estimated as follows: 0.65% and 1.34% for Balanced Portfolio, and 0.45% and 2.25% for Reserve Portfolio.

+The expense figures shown reflect the voluntary waiver of all or a portion of the Management Fee. The maximum Management Fees for the indicated Portfolios and the Total Portfolio Expenses absent the voluntary waiver are as follows:
0.75% and 1.12%, respectively, for the Utility Fund II; 0.60% and 1.25%, re-spectively, for the U.S. Government Securities II; and 0.60% and 0.89%, re-spectively, for the High Income Bond Fund II. The expense figures for U.S. Government Securities II are also net of expense reimbursements from the in-vestment advisor.

++Included in the other expenses of the Alger American Leveraged AllCap is 0.04% of interest expense.

EXAMPLES

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD YOU WOULD PAY THE FOL-LOWING EXPENSES ON A $1,000 INVESTMENT IN EACH INDICATED SUBACCOUNT ASSUMING 5% ANNUAL RETURN ON ASSETS:

                                                        Fidelity Fidelity
           Janus                     Janus      Janus     VIP      VIP    Fidelity Fidelity  Fidelity
          Flexible  Janus   Janus  Aggressive Worldwide  Money   Equity-    VIP      VIP      VIP II
           Income  Balanced Growth   Growth    Growth    Market   Income   Growth  Overseas Contrafund
          -------- -------- ------ ---------- --------- -------- -------- -------- -------- ----------
1 year      $ 88     $ 89    $ 87     $ 88      $ 88      $ 84     $ 86     $ 87     $ 89      $ 87
3 years      130      132     128      130       129       117      125      128      134       128
5 years      160      164     158      161       160       138      152      157      169       158
10 years     258      266     253      259       257       212      241      252      276       254

                                                                Federated                              Alger
          Fidelity Fidelity                                        U.S.    Federated                  American  Alger
           VIP II   VIP II                            Federated    Govt      High                      Small   American  Alger
           Asset    Index     IAI      IAI      IAI    Utility  Securities  Income   Scudder Scudder  Capital-  MidCap  American
          Manager    500    Regional Balanced Reserve    II         II      Bond II   Bond   Balanced ization   Growth   Growth
          -------- -------- -------- -------- ------- --------- ---------- --------- ------- -------- -------- -------- --------
1 year      $ 87     $83      $ 89     $ 92    $ 89     $ 89       $ 88      $ 88     $ 87     $ 86     $ 89     $ 89     $ 88
3 years      127     116       134      144     132      132        131       131      126      124      134      132      131
5 years      155     136       168      186     165      165        163       163      154      151      168      165      162
10 years     248     209       274      308     268      268        263       263      245      240      273      267      262
            Alger    Alger
          American  American
          Leveraged Income &
           AllCap    Growth
          --------- --------
1 year      $ 90      $ 88
3 years      137       129
5 years      173       160
10 years     284       257

IF YOU ANNUITIZE* AT THE END OF THE PERIOD YOU WOULD PAY THE FOLLOWING EX-PENSES ON A $1,000 INVESTMENT IN EACH INDICATED SUBACCOUNT ASSUMING 5% ANNUAL RETURN ON ASSETS:

                                                        Fidelity Fidelity
           Janus                     Janus      Janus     VIP      VIP    Fidelity Fidelity  Fidelity
          Flexible  Janus   Janus  Aggressive Worldwide  Money   Equity-    VIP      VIP      VIP II
           Income  Balanced Growth   Growth    Growth    Market   Income   Growth  Overseas Contrafund
          -------- -------- ------ ---------- --------- -------- -------- -------- -------- ----------
1 year      $ 23     $ 24    $ 22     $ 23      $ 23      $ 18     $ 21     $ 22     $ 25      $ 22
3 years       70       73      69       71        70        57       65       68       75        69
5 years      120      124     118      121       120        98      112      117      129       118
10 years     258      266     253      259       257       212      241      252      276       254

          Fidelity Fidelity                                     Federated  Federated                                  Alger
           VIP II   VIP II                            Federated U.S. Govt    High                     Alger American American
           Asset    Index     IAI      IAI      IAI    Utility  Securities  Income   Scudder Scudder      Small       MidCap
          Manager    500    Regional Balanced Reserve    II         II      Bond II   Bond   Balanced Capitalization  Growth
          -------- -------- -------- -------- ------- --------- ---------- --------- ------- -------- -------------- --------
1 year      $ 22     $18      $ 24     $ 28    $ 24     $ 24       $ 23      $ 23     $ 21     $ 21        $ 24        $ 24
3 years       67      56        75       85      73       73         72        72       66       65          75          73
5 years      115      96       128      146     125      125        123       123      114      111         128         125
10 years     248     209       274      308     268      268        263       263      245      240         273         267
                     Alger    Alger
           Alger   American  American
          American Leveraged Income &
           Growth   AllCap    Growth
          -------- --------- --------
1 year      $ 23     $ 25      $ 23
3 years       72       78        70
5 years      122      133       120
10 years     262      284       257

IF YOU DO NOT SURRENDER YOUR CONTRACT YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT IN EACH INDICATED SUBACCOUNT ASSUMING 5% ANNUAL RETURN ON
ASSETS:

           Janus                     Janus      Janus   Fidelity Fidelity
          Flexible  Janus   Janus  Aggressive Worldwide  Money   Equity-  Fidelity Fidelity  Fidelity
           Income  Balanced Growth   Growth    Growth    Market   Income   Growth  Overseas Contrafund
          -------- -------- ------ ---------- --------- -------- -------- -------- -------- ----------
1 year      $ 23     $ 24    $ 22     $ 23      $ 23      $ 18     $ 21     $ 22     $ 25      $ 22
3 years       70       73      69       71        70        57       65       68       75        69
5 years      120      124     118      121       120        98      112      117      129       118
10 years     258      266     253      259       257       212      241      252      276       254

                                                                Federated  Federated                                  Alger
          Fidelity Fidelity                           Federated U.S. Govt    High                     Alger American American
           Asset    Index     IAI      IAI      IAI    Utility  Securities  Income   Scudder Scudder      Small       MidCap
          Manager    500    Regional Balanced Reserve    II         II      Bond II   Bond   Balanced Capitalization  Growth
          -------- -------- -------- -------- ------- --------- ---------- --------- ------- -------- -------------- --------
1 year      $ 22       18     $ 24     $ 28    $ 24     $ 24       $ 23      $ 23     $ 22     $ 21        $ 24        $ 24
3 years       67       56       75       85      73       73         72        72       66       65          75          73
5 years      115       96      128      146     125      125        123       123      114      111         128         125
10 years     248      209      274      308     268      268        263       263      245      240         273         267
                     Alger    Alger
           Alger   American  American
          American Leveraged Income &
           Growth   AllCap    Growth
          -------- --------- --------
1 year      $ 23     $ 25      $ 23
3 years       72       78        70
5 years      122      133       120
10 years     262      284       257

*The withdrawal charge will be waived if a settlement option is selected which provides for payments over at least 5 years or over the annuitant's lifetime.

                    EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the foregoing table and examples is to assist you in under-standing the various costs and expenses that you will bear directly or indi-rectly by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. For additional information see "Contract Charges," beginning on Page 13 of this prospectus; see also the sec-tions relating to management of the Portfolios in their respective prospectus-es. The examples do not illustrate the tax consequences of surrendering a Con-tract.

2. The examples assume that there were no transactions which would result in the imposition of the transfer fee. We are currently waiving this fee, but re-serve the right to charge $25 to the second and each subsequent transfer within a calendar month. Premium taxes are not reflected. Presently, premium taxes (which range from 0% to 3.5%) are deducted from Contract Value upon full surrender, death or annuitization.

3. For purposes of the amounts reported in the Examples, the Contract Adminis-tration Charge is reflected by applying a percentage equivalent charge, ob-tained by dividing the total amount of such charges anticipated to be col-lected during the year by the total estimated average net assets of the Subaccounts and the Fixed Account attributable to the Contracts.

4. The Examples reflect any Free Withdrawal Amounts.

5. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FU-TURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

The following tables present condensed financial information with respect to each Subaccount of the Separate Account. The table should be read in conjunc-tion with the Separate Account's financial statements, which are in the Sepa-rate Account's Annual Report dated as of December 31, 1997, contained in the Statement of Additional Information.

Selected Accumulation Unit Value/1/ information throughout each period indi-cated is as follows:

                               ACCUMULATION
                                   UNIT     ACCUMULATION
                                 VALUE/1/   UNIT VALUE/1/ NUMBER OF UNITS
                                BEGINNING      ENDING     OUTSTANDING AT
FUND                                $             $       END OF YEAR/2/  YEAR
------------------------------------------------------------------------------
Fidelity VIP Money Market         11.14         11.59        2,166,046    1997
                                  10.72         11.14        1,493,297    1996
                                  10.27         10.72        1,063,044    1995
                                  10.00         10.27          249,473    1994
------------------------------------------------------------------------------
Fidelity VIP Growth               14.68         17.88        2,119,475    1997
                                  12.98         14.68        1,822,777    1996
                                   9.73         12.98        1,028,768    1995
                                  10.00          9.73          247,556    1994
------------------------------------------------------------------------------
Fidelity VIP Equity-Income        15.44         19.50        3,093,518    1997
                                  13.70         15.44        2,157,454    1996
                                  10.28         13.70        1,025,219    1995
                                  10.00         10.28          145,290    1994
------------------------------------------------------------------------------
Fidelity VIP Overseas             11.71         12.88        1,104,305    1997
                                  10.49         11.71          944,146    1996
                                   9.70         10.49          599,989    1995
                                  10.00          9.70          166,871    1994
------------------------------------------------------------------------------
Fidelity VIP II Asset Manager     11.85         14.10        1,110,906    1997
                                  10.49         11.85          921,269    1996
                                   9.09         10.49          593,918    1995
                                  10.00          9.09          226,936    1994
------------------------------------------------------------------------------
Fidelity VIP II Contrafund*       11.15         13.64        1,395,072    1997
                                  10.00         11.15          497,571    1996
------------------------------------------------------------------------------
Scudder Bond                      10.96         11.79          345,499    1997
                                  10.81         10.96          203,879    1996
                                   9.27         10.81          134,527    1995
                                  10.00          9.27            4,615    1994
------------------------------------------------------------------------------

                                    ACCUMULATION
                                        UNIT     ACCUMULATION
                                      VALUE/1/   UNIT VALUE/1/ NUMBER OF UNITS
                                     BEGINNING      ENDING     OUTSTANDING AT
FUND                                     $             $       END OF YEAR/2/  YEAR
-----------------------------------------------------------------------------------
Scudder Balanced                       13.07         16.01          625,526    1997
                                       11.85         13.07          460,749    1996
                                        9.48         11.85          209,087    1995
                                       10.00          9.48           55,482    1994
-----------------------------------------------------------------------------------
Janus Flexible Income                  12.67         13.97          406,324    1997
                                       11.77         12.67          280,447    1996
                                        9.64         11.77          145,173    1995
                                       10.00          9.64            9,271    1994
-----------------------------------------------------------------------------------
Janus Balanced                         13.65         16.43          983,350    1997
                                       11.91         13.65          608,590    1996
                                        9.68         11.91          204,556    1995
                                       10.00          9.68           54,218    1994
-----------------------------------------------------------------------------------
Janus Growth                           14.77         17.87        1,816,216    1997
                                       12.64         14.77        1,200,179    1996
                                        9.85         12.64          529,026    1995
                                       10.00          9.85           91,020    1994
-----------------------------------------------------------------------------------
Janus Aggressive Growth                15.52         17.25        1,276,192    1997
                                       14.58         15.52        1,010,157    1996
                                       11.60         14.58          545,594    1995
                                       10.00         11.60           78,193    1994
-----------------------------------------------------------------------------------
Janus Worldwide Growth                 15.46         18.62        2,680,262    1997
                                       12.15         15.46        1,649,612    1996
                                        9.67         12.15          520,639    1995
                                       10.00          9.67          109,298    1994
-----------------------------------------------------------------------------------
Federated High Income Bond Fund
 II                                    12.72         14.27          809,791    1997
                                       11.28         12.72          407,045    1996
                                        9.50         11.28          210,460    1995
                                       10.00          9.50           28,352    1994
-----------------------------------------------------------------------------------
Federated Utility Fund II              12.80         15.98          437,287    1997
                                       11.64         12.80          315,710    1996
                                        9.50         11.64          197,013    1995
                                       10.00          9.50           44,207    1994
-----------------------------------------------------------------------------------
Federated U.S. Gov't. Securities
 II                                    11.13         11.88          239,114    1997
                                       10.83         11.13          208,602    1996
                                       10.10         10.83          106,437    1995
                                       10.00         10.10           36,563    1994
-----------------------------------------------------------------------------------
Investment Advisors, Inc. Regional     15.23         17.03          843,183    1997
                                       13.80         15.23          646,379    1996
                                       10.48         13.80          325,443    1995
                                       10.00         10.48           71,368    1994
-----------------------------------------------------------------------------------
Investment Advisors, Inc. Reserve      10.82         11.17           73,556    1997
                                       10.46         10.82           39,968    1996
                                       10.09         10.46           67,843    1995
                                       10.00         10.09           51,928    1994
-----------------------------------------------------------------------------------
Investment Advisors, Inc. Balanced     12.52         14.39          143,880    1997
                                       11.56         12.52          103,719    1996
                                       10.09         11.56           60,190    1995
                                       10.00         10.09           18,173    1994
-----------------------------------------------------------------------------------

* Began 5/1/96

/1/Accumulation Unit Value: unit of measure used to calculate the value of a Contract Owner's interest in a Subaccount for any Valuation Period. An Accumu-lation Unit Value does not reflect deduction of certain charges under the Con-tract that are deducted from your Contract Value, such as the Contract Admin-istration Charge, and Administrative Expense Charge.

/2/The Alger American Fund (Small Capitalization; MidCap Growth; Growth; Leveraged AllCap; Income & Growth) and the Fidelity Index 500 portfolio were not offered as of December 31, 1997.

A brief explanation of how performance of the Subaccounts is calculated may be found in the Statement of Additional Information.

                       LINCOLN BENEFIT LIFE COMPANY AND
                            THE INVESTMENT OPTIONS

LINCOLN BENEFIT LIFE

Lincoln Benefit Life is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Its legal domicile and principal busi-ness address is 206 South 13th Street, Lincoln, Nebraska. Lincoln Benefit Life is a wholly owned subsidiary of Allstate Life Insurance Company, a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life Insurance Company is a wholly owned subsidiary of Allstate In-surance Company ("Allstate"), a stock property-liability insurance company in-corporated under the laws of Illinois. All outstanding Capital stock of Allstate is owned by the Allstate Corporation ("Corporation").

We are admitted to conduct life insurance and annuity business in the District of Columbia, Guam and in all states except New York. The Contract will be mar-keted in all of the jurisdictions in which we are admitted to conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.

Lincoln Benefit Life is highly rated by independent agencies, including A.M. Best, Moody's, and Standard & Poor's. These ratings are based on the Company's reinsurance agreement with Allstate Life Insurance Company, as explained be-low, and reflect financial soundness and strong operating performance. The ratings are not intended to reflect the financial strength or investment expe-rience of the Separate Account. We may from time to time advertise these rat-ings in our sales literature.

We receive our ratings through Allstate Life Insurance Company, which reinsures all net new business from the Lincoln Benefit Life fixed account. Through the reinsurance agreement, all of the assets backing Lincoln Benefit Life's reinsured liabilities are owned by Allstate Life Insurance Company. These assets represent our fixed account and are invested and managed by Allstate Life Insurance Company. While the reinsurance agreement provides Lin-coln Benefit Life with financial backing from Allstate Life Insurance Company, it does not create any direct contractual relationship with individual Lincoln Benefit Life policyholders.

SEPARATE ACCOUNT

Lincoln Benefit Life Variable Annuity Account was originally established by Lincoln Benefit Life Company on August 3, 1992, pursuant to the provisions of Nebraska law, as a segregated asset account of the Company. The Separate Ac-count meets the definition of a "separate account" under the federal securi-ties laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registra-tion does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

The assets of the Separate Account are our property. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business we may conduct. Our obligations arising under the Contracts are general corporate ob-ligations of Lincoln Benefit Life.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.

The Separate Account is divided into Subaccounts, with the assets of each Subaccount invested in the shares of one of the Portfolios. We do not guaran-tee the investment performance of the Separate Account, its Subaccounts or the Portfolios. Values allocated to the Separate Account and the amount of Vari-able Annuity payments will vary with the values of shares of the Portfolios, and are also reduced by Contract charges. The Separate Account may also fund other annuity contracts issued by Lincoln Benefit Life, which will be ac-counted for separately.

                         SEPARATE ACCOUNT INVESTMENTS

THE PORTFOLIOS

Each of the Subaccounts of the Separate Account invests in the shares of one of the Portfolios, which are open-end management investment companies ("Funds") registered under the Investment Company Act of 1940 (commonly known as "mutual funds"), or separate investment series of such Funds. Following is a summary description of the Portfolios in which the Subaccounts invest. More detailed information concerning the Portfolios appears in the respective ac-companying prospectuses for the Funds. The Appendix on page 26 contains a de-scription of how advertised performance data for the Subaccounts are computed.

ALGER AMERICAN FUND (Investment advisor: Fred Alger Management, Inc.)

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO seeks primarily to provide a high level of dividend income. Capital appreciation is a secondary objective of the Portfolio. Except during temporary defensive periods, the Portfolio attempts to invest 100%, and it is a fundamental policy of the Portfolio to invest at least 65%, of its total assets in dividend paying equity securities.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreci-ation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization within the range of com-panies included in the Russell 2000 Growth Index or the S&P SmallCap 600 In-dex. The Portfolio may invest up to 35% of its total assets in equity securi-ties of companies that, at the time of purchase, have total market capitalization outside of this combined range, and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that have total market capital-ization of $1 billion or greater. The Portfolio may invest up to 35% of its total as-sets in equity securities of companies that have total market capitalization of less than $1 billion.

ALGER AMERICAN MIDCAP GROWTH seeks long-term capital appreciation. Except dur-ing temporary defensive periods, the Portfolio invests at least 65% of its to-tal assets in equity securities of companies that have total market capital-ization within the range of companies included in the S&P MidCap 400 Index.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO seeks long-term capital apprecia-tion. Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money for the purchase of additional securities.

JANUS ASPEN SERIES (investment adviser: Janus Capital Corporation)

FLEXIBLE INCOME PORTFOLIO seeks to maximize total return from a combination of current income and capital appreciation, with an emphasis on the income compo-nent of total return. Flexible Income Portfolio invests in all types of in-come-producing securities. This Portfolio may have substantial holdings of debt securities rated below investment grade. Investments in such securities present special risks; you are urged to carefully read the risk disclosure in the accompanying prospectus relating to the Portfolio before allocating amounts to the Janus Flexible Income Subaccount.

BALANCED PORTFOLIO seeks long-term growth of capital balanced by current in-come. Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in se-curities selected primarily for their income potential.

GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of a large number of issuers of any size. Generally, this Portfolio emphasizes issuers with larger market capital-izations.

AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital. The Portfolio is a non-diversified fund that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies, those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Portfolio's initial purchase continue to be considered medium-sized companies for the purpose of this policy. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Portfolio may also invest in smaller or larger issuers.

WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital by investing in a diversified portfolio of common stocks of foreign and domestic issuers of any size. Worldwide Growth Portfolio normally invests in issuers from at least five different countries including the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (investment adviser: Fidelity Man-agement & Research Company)

VIP MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfo-lio will invest in high-quality U.S. Dollar-denominated money market securi-ties of domestic and foreign issuers, including U.S. Government Securities and repurchase agreements.

VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. The goal is to achieve a higher yield than the composite yield of the S&P 500 Composite Stock Price Index. At least 65% of this Portfolio's assets will be invested in income producing common or pre-ferred stock. The fund has the flexibility, however, to invest the balance in all types of domestic securities, including bonds.

VIP GROWTH PORTFOLIO seeks to achieve capital appreciation. This Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security.

VIP OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through in-vestments in foreign securities. At least 65% of the Portfolio's assets will be invested in securities of issuers outside of the United States. The fund normally diversifies its investments across different countries and regions.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (investment adviser: Fidelity Management & Research Company)

VIP II ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds, and short-term money market securities. Normally, the Portfo-lio's assets will be allocated within the following investment parameters: 30-70% in stocks (equities); 20-60% in bonds (intermediate to long-term); and 0-50% in short-term instruments.

VIP II CONTRAFUND PORTFOLIO seeks capital appreciation by investing mainly in equity securities of companies whose value the Portfolio's adviser believes is not fully recognized by the public. The Portfolio usually invests primarily in common stock and securities convertible into common stock, but it may invest in other types of securities.

VIP II INDEX 500 PORTFOLIO seeks long-term capital growth through the purchase of a portfolio that broadly represents the U.S. stock market, as measured by the S&P 500. By investing to match the return of the S&P 500, the portfolio seeks to keep expenses low. The portfolio does not expect to achieve poten-tially greater results than could be obtained by a fund that aggressively seeks growth.

IAI RETIREMENT FUNDS, INC. (investment adviser: Investment Advisers, Inc.)

IAI REGIONAL PORTFOLIO pursues its objective of capital appreciation by in-vesting at least 80% of its equity investments in companies which have their headquarters in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota or South Dakota.

IAI BALANCED PORTFOLIO'S investment objective is to maximize total return to investors. Balanced Portfolio pursues its objective by investing in a broadly diversified portfolio of stocks, bonds and short-term instruments. The Portfo-lio's assets will be allocated among these three classes of assets. Under nor-mal market conditions, the Portfolio will hold between 25% and 75% of its as-sets in stocks and other equity securities, between 25% and 75% of its assets in bonds and other fixed income securities, and up to 50% of its assets in short term instruments.

IAI RESERVE PORTFOLIO'S investment objectives are to provide its shareholders with high levels of capital stability and liquidity and, to the extent consis-tent with these primary objectives, a high level of current income. Reserve Portfolio pursues its investment objectives by investing primarily in a diver-sified portfolio of investment grade bonds and other debt securities of simi-lar quality. Reserve Portfolio's dollar weighted average maturity will not ex-ceed twenty-five (25) months.

FEDERATED INSURANCE MANAGEMENT SERIES (investment adviser: Federated Advisers)

FEDERATED UTILITY FUND II'S investment objective is to achieve high current income and moderate capital appreciation. The Portfolio invests primarily in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy, as well as those companies that provide communications facilities, such as telephone and telegraph companies.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II'S investment objective is to provide current income. The Portfolio invests in direct obligations of the U.S. Government or its agencies or instrumentalities, and securities guaran-teed by the U.S. Government, its agencies, or instrumentalities. This Portfo-lio may also invest in certain collateralized mortgage obligations and repur-chase agreements.

FEDERATED HIGH INCOME BOND FUND II'S investment objective is to seek high cur-rent income. This Portfolio invests at least 65% of its assets in lower rated corporate debt obligations, such as preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. Some of these fixed income securities may involve equity features. Under normal cir-cumstances, this Portfolio will not invest more than 10% of the value of its total assets in equity securities.

SCUDDER VARIABLE LIFE INVESTMENT FUND (investment adviser: Scudder, Kemper In-vestments, Inc.) The Scudder Variable Life Investment Fund has two classes of shares. The Subaccounts invest in Class A shares, which do not impose distri-bution fees.

BOND PORTFOLIO seeks high income from a high quality portfolio of debt securi-ties. Under normal circumstances, this Portfolio invests at least 65% of its assets in bonds including those of the U.S. Government and its agencies and those of corporations and other notes and bonds paying high current income. The Portfolio can invest in a broad range of short, intermediate and long term securities.

BALANCED PORTFOLIO seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality oriented investment ap-proach that is designed to reduce risk. The Portfolio will invest its assets in equity securities, debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding thirteen months. Not more than 75% of this Portfolio's net assets may be invested in stocks or other equity investments. Generally, 25%-50% of the Portfolio's net assets are invested in bonds.

There is no assurance that the investment objective of any of the Portfolios will be met. Detailed information about the Portfolios is contained in the ac-companying current prospectuses of the Funds. You should carefully review those prospectuses before allocating amounts to be invested in the Subaccounts of the Separate Account.

VOTING RIGHTS

To the extent required by applicable law, we will vote the shares of the Port-folios held in the Separate Account at meetings of the shareholders of the Funds in accordance with instructions received from persons having the voting interest in the corresponding Subaccounts. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the relevant Fund prior to the meeting of the re-spective Fund's shareholders. Voting instructions will be solicited by written communication in advance of such meeting. Except as may be limited by the terms of the retirement plan pursuant to which the Contract was issued, the person having such voting rights before the Annuity Date will be you; thereaf-ter the payee entitled to receive payments under the Contract.

SUBSTITUTION OF SECURITIES

If the shares of any of the Portfolios should no longer be available for in-vestment by the Separate Account or if, in the judgment of our Board of Direc-tors, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may substitute shares of another mutual fund (or series thereof) for Portfolio shares already purchased and/or to be purchased in the future by Purchase Payments under the Contract. No such substitution of securities may take place without prior approval of the Secu-rities and Exchange Commission and under such conditions as the Commission may impose.

                               THE FIXED ACCOUNT

The portion of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an

Investment Company under the Investment Company Act of 1940 ("1940 Act"). Ac-cordingly, neither the Fixed Account nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the dis-closure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the fed-eral securities laws regarding the accuracy and completeness of disclosure.

You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available, and any such amounts become part of the general assets of Lincoln Benefit. Pursuant to the reinsurance agreement discussed on page 11, Allstate Life Insurance Company invests the assets of the general ac-count in accordance with applicable laws governing the investments of insur-ance company general accounts.

We guarantee that the interest rate credited to the Fixed Account will be at least an annual effective rate of 3%. We may credit interest above the minimum rate at 3%, but we are not obligated to do so. Any interest credited to the Fixed Account in excess of the minimum guaranteed rate will be determined by us at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate of 3%.

Transfers from the Fixed Account are subject to certain limitations (see Transfers, page 19). Also, we reserve the right to limit payment of partial withdrawals or Surrender Value from the Fixed Account for up to 6 months (see page 21).

                               CONTRACT CHARGES

As is more fully described below, charges under the Contract offered by this prospectus are assessed in three ways: (1) as deductions for Contract adminis-trative charges and, if applicable, for premium taxes; (2) as charges against the assets of the Separate Account for administrative expenses or for the as-sumption of mortality and expense risks; and (3) as Withdrawal Charges (con-tingent deferred sales charges). In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses; those fees and expenses, which are summarized in the Fee Tables on page 6, are described more fully in the Prospectuses and Statements of Additional Informa-tion for the Funds.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a Mortality and Expense Risk Charge from each Subaccount during each Valuation Period. The aggregate Mortality and Expense Risk Charge is equal, on an annual basis, to 1.25% of the net asset value of each Subaccount (approxi-mately 0.85% is for mortality risks and approximately 0.40% is for expense risks). The mortality risks which we assume arise from our contractual obliga-tions: (1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); (2) to waive the Withdrawal Charge in the event of your death; and (3) to provide the Death Benefit prior to the Annuity Date. A detailed ex-planation of the Death Benefit may be found under "Description of the Con-tracts--Death Benefit," on page 17.

The expense risk which we assume is that the costs of administering the Con-tracts and the Separate Account will exceed the amount received from the Con-tract Administration Charge and the Administrative Expense Charge. (See "Ad-ministrative Charges" below.) We guarantee the Expense Risk Charge and it cannot be increased. The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period.

ADMINISTRATIVE CHARGES

CONTRACT ADMINISTRATION CHARGE

An annual Contract Administration Charge of $25 is charged against each Con-tract. The amount of this charge is guaranteed and will not increase. This charge reimburses us for expenses incurred in maintaining your Contract. The Contract Administration Charge will be assessed on each Contract Anniversary that occurs on or prior to the Annuity Date. In the event that a total surren-der of Contract Value is made, the Charge will be assessed as of the date of surrender without proration. This Charge is not assessed during the Annuity Period.

The total Contract Administration Charge is allocated between the Subaccounts and the Fixed Account in proportion to the respective Contract Values simi-larly allocated.

The Contract Administration Charge will be waived if on any Contract Anniver-sary the Contract Value is $75,000 or greater.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an Administrative Expense Charge from each Subaccount during each Valuation Period which is equal, on an annual basis, to 0.15% of the net asset value of the Subaccount. This charge is designed to compensate us for the cost of administering the Contracts and the Separate Account. The Administrative Expense Charge is assessed during both the Accumulation Period and the Annuity Period.

TRANSFER FEE

In general, a transfer fee of $25 may be assessed on the second and each sub-sequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We currently are waiving this fee.

The transfer fee will be deducted from Contract Values which remain in the Subaccount(s) or Fixed Account from which the transfer was made. If such re-maining Contract Value is insufficient to pay the transfer fee, then the fee will be deducted from transferred Contract Values.

SALES CHARGES

WITHDRAWAL CHARGE

Withdrawals may be subject to penalties or income tax. Additional restrictions may apply to Contracts held in Qualified Plans. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Peri-od. You should consult your own tax counsel or other tax advisers regarding any withdrawals. (See "Taxes--Tax Treatment of Withdrawals" on page 24.)

A contingent deferred sales charge, which is referred to as the Withdrawal Charge, may be imposed upon certain withdrawals. No withdrawal charge is ap-plied in the following situations: (1) On annuitization (unless the settlement option chosen is payment over a period certain of less than 5 years); (2) the payment of a death benefit; (3) Withdrawal of an Old Purchase Payment or an amount available as a free withdrawal (see p. 15); (4) Certain withdrawals for Contracts issued under 403(b) plans or 401 plans under our prototype (See Waiver of Withdrawal Charge for Certain Qualified Plan Withdrawals, p. 16);
(5) Withdrawal under Contracts issued to employees of Lincoln Benefit Life Company or its affiliates or issued to spouses or minor children of such em-ployees.

In no event will a withdrawal charge be waived or eliminated where such waiver or elimination would be unfairly discriminatory to any person or where it is prohibited by state law.

The Withdrawal Charge is a percentage of Purchase Payments withdrawn that are less than seven years old and not eligible for a free withdrawal, in accor-dance with the Withdrawal Charge Table shown below:

                            WITHDRAWAL CHARGE TABLE

                                                                    Withdrawal
     Contribution                                                     Charge
         Year                                                       Percentage
     ------------                                                   ----------
   First and Second                                                    7
   Third                                                               6
   Fourth                                                              5
   Fifth                                                               4
   Sixth                                                               3
   Seventh                                                             2
   Eighth and later                                                    0

The Withdrawal Charge is deducted from the remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid.

For purposes of determining the Withdrawal Charge, the Contract Value is deemed to be withdrawn in the following order:

FIRST. Earnings--the amount of Contract Value in excess of all Purchase Pay-ments that have not previously been withdrawn;

SECOND. "Old Purchase Payments"--Purchase Payments received by us more than seven years prior to the date of withdrawal which have not been previously withdrawn;

THIRD. Any additional amounts available as a "Free Withdrawal," as described below;

FOURTH. "New Purchase Payments"--Purchase Payments received by us less than seven years prior to the date of withdrawal. These Payments are deemed to be withdrawn on a first-in, first-out basis.

The amounts obtained from the Withdrawal Charge will be used to pay sales com-missions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insuf-ficient to cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, above, to make up any difference.

FREE WITHDRAWAL

Withdrawals of the following amounts are never subject to the Withdrawal
Charge:

a. In any Contract Year, the greater of earnings not previously withdrawn or 15 percent of New Purchase Payments; and

b. Any Old Purchase Payments which have not been previously withdrawn.

However, see "Tax Treatment of Withdrawals," on page 23.

In the event withdrawals of 15% are not approved in your state, the applicable percentage will be 10% of new Purchase Payments.

In addition, in states where available, a Confinement Waiver benefit provides that any applicable Withdrawal Charge will be waived if the following condi-tions are satisfied:

1. The Annuitant must be confined to a Long Term Care Facility or a Hospital for at least 60 consecutive days. Confinement must begin after the Issue Date;

2. You must request the withdrawal no later than 90 days following the date that confinement has ceased. Written proof of confinement must accompany the withdrawal request; and

3. For confinements in a Long Term Care Facility, confinement must be pre-scribed by a physician and be medically necessary.

LONG TERM CARE FACILITY means a facility located in the United States of Amer-ica which is licensed by the jurisdiction in which it is located and operated as a Custodial Care Facility or other facility which provides a level of care and services at least as great as those provided by a Custodial Care Facility. Long Term Care Facility does not include any place owned or operated by a mem-ber of the insured's immediate family.

CUSTODIAL CARE FACILITY means a facility which:

1. Provides custodial care under the supervision of a Registered Nurse; and

2. Can accommodate three or more persons at those persons' expense.

HOSPITAL means a facility which:

1. Is licensed by the jurisdiction in which it is located and operated as a hospital;

2. Is supervised by a staff of licensed physicians;

3. Provides continuous nursing service 24 hours a day by or under the supervi-sion of a Registered Nurse;

4. Operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and

5. Has medical, diagnostic and major surgical facilities or has access to such facilities.

MEDICALLY NECESSARY means confinement, care or treatment which is appropriate and consistent with the diagnosis in accordance with accepted standards of practice, and which could not have been omitted without adversely affecting the insured's condition.

PHYSICIAN means a licensed medical doctor (M.D.) or a licensed doctor of oste-opathy (D.O.) operating within the scope of his or her license. The term does not include the insured or a member of the insured's immediate family.

REGISTERED NURSE means a registered graduate professional nurse (R.N.).

IMMEDIATE FAMILY means the insured's spouse, children, parents, grandparents, grandchildren, siblings, or corresponding in-laws.

This benefit will not be applicable to the extent it does not comply with the provisions of the Qualified Plan for which the Contract is issued. Also see "Taxes" on page 23 for a discussion of the tax issues involved.

WAIVER OF WITHDRAWAL CHARGE FOR CERTAIN QUALIFIED PLAN WITHDRAWALS

For contracts issued under a 403(b) plan or a 40l plan under our prototype, we will waive the Withdrawal Charge when: (1) the annuitant becomes disabled (as defined in Code Section 72(m) (7)); or (2) the annuitant attains age 59 1/2 and at least 5 Contract Years have elapsed; or (3) at least 15 Contract Years have elapsed. Our prototype is a Section 401 Defined Contribution Qualified Retirement plan. This is a prototype plan which may be established as a Money Purchase plan, a Profit Sharing plan, or a paired plan (Money Purchase and Profit Sharing).

PREMIUM TAXES

Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values, including Contract Values that result from funds transferred from existing policies (Section 1035 exchange) issued by this Company or any other company. Some states assess premium taxes at the time Purchase Payments are made; others assess premium taxes at the time annuity payments begin. We will deduct any applicable premium taxes upon full surrender, death, or annuitization. Premium taxes generally range from 0% to 3.5%.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

While we are not currently maintaining a provision for taxes, we have reserved the right to establish such a provision for taxes in the future if we deter-mine, in our sole discretion, that we will incur a tax as a result of the op-eration of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. (See "Taxes," Page 23.)

OTHER EXPENSES

The charges and expenses applicable to the various Portfolios are borne indi-rectly by Contract Owners having Contract Values allocated to the Subaccounts that invest in the respective Funds. For a summary of current estimates of those charges and expenses, see "Fee Tables," Page 6. For more detailed infor-mation about those charges and expenses, please refer to the prospectuses for the appropriate Fund(s). Lincoln Benefit Life may receive compensation from the investment advisors or administrators in connection with administrative service and cost savings experienced by the investment advisors or administra-tors.

                         DESCRIPTION OF THE CONTRACTS

SUMMARY

The Contracts provide for the accumulation of Contract Values during the Accu-mulation Period. See "Purchases, Withdrawals and Contract Value," beginning at Page 17. Upon Annuitization, benefits are payable under the Contracts in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. See, "Annuity Period--Annuity Options," Page 22.

CONTRACT OWNER

The Contract Owner ("You") is the person normally entitled to exercise all rights of ownership under the Contracts. You are also normally the person en-titled to receive benefits under the Contract, although you may, subject to limitations in the case of Qualified Plans, designate an alternative payee.

ANNUITANT

The Annuitant is the natural person on whose life annuity payments under a Contract depend. You may change the designated Annuitant at any time prior to the Annuity Date. In the case of a Contract issued in connection with a plan qualified under Section 403(b) or 408 of the Code, you are the Annuitant. You may also designate a second person on whose life, together with that of the Annuitant, annuity payments depend. Additional restrictions may apply in the case of Qualified Plans (See "Taxes," page 23). If you are not the Annuitant and the Annuitant dies before the Annuity Date, then you become the new Annui-tant unless you name another person as the new Annuitant. You must attest to the Annuitant being alive before we will annuitize a Contract.

MODIFICATION OF THE CONTRACT

Only a Lincoln Benefit Life officer may approve a change in or waive any pro-visions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

We reserve the right to change the terms of the Contract as may be necessary to comply with changes in applicable law. If a provision or provisions of the Contract are inconsistent with state law, state law will control.

ASSIGNMENT

You may assign Contracts issued pursuant to Non-Qualified Plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") at any time during the lifetime of the Annuitant prior to the Annu-ity Date. We will not be bound by any assignment until we receive written no-tice of it. We are not responsible for the validity of any assignment. An as-signment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

If the Contract is issued pursuant to a Qualified Plan (or a Non-Qualified Plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under ap-plicable law.

BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

We will pay the Death Benefit when due proof of death is received while the Contract is in force and before the Annuity Date, if:

the Contract Owner dies; or

the Annuitant dies and the Contract Owner is not a natural person.

The Beneficiary will become the new Contract Owner and may elect, within 60 days of the date of death, to receive the Death Benefit in a lump sum or apply the Death Benefit to receive a series of equal payments over the life of the Beneficiary or a period not to exceed the life expectancy of the Beneficiary. Lifetime or life expectancy payments must begin within one year of the de-ceased Contract Owner's death.

If there is only one Beneficiary, he or she may elect to defer payment of the Contract Value for up to five years from the date of death. Any remaining funds must be distributed at the end of the five year period. An Annuitant is necessary to continue the Contract between the date of death and the final distribution. If there is no Annuitant at that time, the Beneficiary will be the new Annuitant.

If the Beneficiary is the Contract Owner's spouse, then the Contract can con-tinue as if death had not occurred. If there is no Annuitant at that time, the new Annuitant will be the surviving spouse. The surviving spouse may also se-lect one of the options listed above.

If the Beneficiary is not a natural person, then the Beneficiary must receive the Death Benefit in a lump sum, and the options listed above are not avail-able.

Similar rules may apply to Contracts issued in connection with Qualified
Plans.

The Death Benefit is calculated as of the date of settlement. At a minimum, the Death Benefit is the greater of:

(1) All Purchase Payments less prior withdrawals, accumulated at 4% per year prior to the Contract Anniversary next following your 75th birthday, and at 0% per year thereafter (This is called the "Floor Value" calculation); or

(2) The Contract Value less any applicable premium tax. In addition, if the Contract Value on the 7th Contract Anniversary is greater than the Floor Value at that time, the Floor Value will be raised to the level of the Contract Val-ue. In such event, Floor Values for years 8 and beyond will be calculated us-ing the "stepped-up" value on the seventh anniversary.

BENEFICIARY

The Beneficiary will receive the Death Benefit when the Contract Owner dies. The Beneficiary is as stated in the application unless changed.

If a Beneficiary is not named or if the Beneficiary named is no longer living, the beneficiary will be:

the Contract Owner's spouse if living, otherwise;

the Contract Owner's children equally if living, otherwise;

the Contract Owner's estate.

If there is more than one Beneficiary, the Company will pay the Death Benefit to the Beneficiaries according to the most recent written instructions re-ceived from you. If there are no written instructions the Company will pay the Death Benefit in equal shares to the Beneficiaries who are to share the funds. If one of the Beneficiaries predeceases the Contract Owner, the Death Benefit will be paid to the surviving Beneficiaries.

You may name new Beneficiaries. We will provide a form to be signed and filed with us. Upon receipt, it is effective as of the date you signed the form, subject to any action we have taken before it was received.

Other rules may apply to Contracts issued in connection with Qualified Plans.

VOTING RIGHTS OF CONTRACT OWNERS

Except to the extent restricted by the retirement plan pursuant to which a Contract was issued, you have a voting interest in each Subaccount to which you have allocated your Contract Value. The voting interest in a Subaccount is based upon your proportionate interest in the Subaccount as measured by Accu-mulation and Annuity Units. (See "Separate Account Investments--Voting Rights," Page 13, and "Purchases, Withdrawals and Contract Value--Allocation of Purchase Payments," Page 19).

                          PURCHASES, WITHDRAWALS AND
                                CONTRACT VALUE

MINIMUM PURCHASE PAYMENT

The minimum initial Purchase Payment for a Contract is $1,200 (payable over the first Contract Year) and the total of all Purchase Payments may not exceed $1 million without our prior approval. Minimum subsequent Purchase Payments may be made in amounts of $100 or more ($25 or more if made in connection with an Automatic Payment Plan, described below). We may lower these minimums at our sole discretion. We reserve the right to refuse any Purchase Payment at any time. We may not issue a Contract to a Purchaser who has attained age 86, or where the Annuitant has attained age 86.

AUTOMATIC PAYMENT PLAN

You may make scheduled subsequent Purchase Payments of $25.00 or more per month by automatic payment through your bank account. An enrollment form for this program is available through us.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

Owners who wish to purchase units of the Subaccounts or the Fixed Account over a period of time may be able to do so through the Automatic Dollar Cost Aver-aging ("DCA") Program. Under this program, you may authorize the automatic transfer of a fixed dollar amount from the Fixed Account or a Subaccount of your choosing (the "Source Subaccount") to up to eight options, including other Subaccounts or the Fixed Account, at the unit values determined on the dates of the transfers. The interval between transfers may be monthly, quar-terly, or annually, at your option. The transfers will continue until you in-struct otherwise, or until there is not enough money in the Source Subaccount to make the transfer, whichever is earlier. Currently, the minimum transfer amount from the Source Subaccount is $100, subject to the company's discre-tion. If you elect DCA, the first DCA will occur one period after your issue date. Your request for DCA will be effective when we receive it in good form. Special DCA considerations apply with respect to transfers from the Fixed Ac-count. (See Transfers, Page 19.)

The theory of dollar cost averaging is that greater numbers of units are pur-chased at times when the unit prices are relatively low than are purchased when the prices are higher. This has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, par-ticipation in the DCA Program does not assure you of a greater profit from your purchases under the Program; nor will it prevent or necessarily alleviate losses in a declining market. You may not use dollar cost averaging and port-folio rebalancing at the same time.

You may elect to increase, decrease or change the frequency or amount of Pur-chase Payments under a Dollar Cost Averaging Program. The application and any Purchase Payments should be sent to Lincoln Benefit Life Company, P.O. Box 82532, Lincoln, Nebraska 68501-2532.

PORTFOLIO REBALANCING

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Subaccount at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Values should be in the Balanced Portfolio, 40% in the Growth Portfolio-Janus Aspen Series and 30% in Federated High Income Bond Fund II. Over time, the variations in each Subaccount's investment results will shift this balance of your Contract Value allocations. If you elect the portfolio rebalancing feature, we will automati-cally transfer your Contract Value, including new premium (unless you specify otherwise), back to the percentages you specify, but only if investment re-sults shift greater than minimum requirements that we establish.

You may choose to have rebalances made monthly, quarterly, semi-annually, or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize. No Transfer Fees will be charged for portfolio rebalancing. No more than eight Subaccounts can be included for portfolio rebalancing at any time. If you include the Fixed Account for Portfolio Rebalancing, you may not make more than two changes in any given twelve month period to the allocation percentages with the net cumulative change to the Fixed Account being adjusted during the period no more than 20%. The Company reserves the right to waive this restriction.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging. When you estab-lish Portfolio Rebalancing, the restrictions described under Fixed Account will apply. You may make your request at any time prior to your Annuity Date, and it will be effective when we receive the request in good form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or your first rebalancing, and all rebalancing thereafter will occur on the day of the month (following receipt of your re-quest) that coincides with the same day of the month as your Contract Anniver-sary date. If you specify a date fewer than 30 days after your Issue Date, your first rebalance will be delayed one month and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Issue Date. If those Subaccounts, collectively, selected for rebalancing fall below any minimum value that we may establish, we have the right, at our option, to prohibit or limit the use of portfolio rebalancing. You may not use dollar cost averaging and portfolio rebalancing at the same time. We may change, terminate, limit, or suspend portfolio rebalancing at any time.

CONTRACT VALUE

We will establish an account for you and will maintain your account during the Accumulation Period. The value of a Contract for any Valuation Period is equal to the sum of the variable Accumulation Unit Values of the Subaccounts for that Valuation Period, plus the value of the Fixed Account.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE

Accumulation Unit Value is determined Monday through Friday on each day that the New York Stock Exchange is open for business.

A separate Accumulation Unit Value is determined for each Subaccount. If we elect or are required to assess a charge for taxes, a separate Accumulation Unit Value may be calculated for Contracts issued in connection with Non-Qual-ified and Qualified Plans, respectively, within each Subaccount.

The Accumulation Unit Value for each Subaccount will vary with the price of a share in the Portfolio the Subaccount invests in, and in accordance with the Mortality and Expense Risk Charge, Administrative Expense Charge, and any pro-vision for taxes. Assessments of Withdrawal Charges, transfer fees and Con-tract Administration Charges are made separately for each Contract. They are effected by redemption of Accumulation Units and do not affect Accumulation Unit Value.

The Accumulation Unit Value of a Subaccount for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that Subaccount for the current Valuation Period. The Net Investment Factor is a number representing the change on successive Valuation Dates in value of Subaccount assets due to in-vestment income, realized or unrealized capital gains and losses, deductions for taxes, if any, and deductions for the Mortality and Expense Risk Charge and Administrative Expense Charge. If the Net Investment Factor for a Subaccount is greater than one, the Accumulation Unit Value of that Subaccount has increased. If the Net Investment Factor is less than one, the Subaccount's Accumulation Unit value has decreased.

ALLOCATION OF PURCHASE PAYMENTS

Purchase Payments are allocated to the Subaccount(s) and Fixed Account as you have selected. When you make your initial Purchase Payment, you must specify your allocation on the application for a Contract. Percentages must be in whole numbers and the total allocation must equal 100%. If the application is in good order, we will allocate Purchase Payments, as you have selected, and issue the Contract within two business days of receipt at the Company's P.O. Box identified on the first page of this prospectus. The number of Accumula-tion Units in a Subaccount is determined by dividing that portion which is al-located to the Subaccount by that Subaccount's Accumulation Unit value as of the end of the Valuation Period when the allocation occurs. If state law re-quires us to return at least your Purchase Payment during the "free-look" pe-riod, initial Purchase Payments may be allocated to the Fidelity Money Market Subaccount for twenty days following the Issue Date, or longer if required by state law. They will then be allocated to the Fixed Account and/or Subaccounts you have selected.

If the application for a Contract is not in good order, we will attempt to rectify it within five business days of our receipt. An example of an applica-tion not being in good order would be one in which no allocation was speci-fied. We will credit the initial Purchase Payment within two business days af-ter the application has been rectified. Unless the prospective Contract Owner consents otherwise, the application and the initial Purchase Payment will be returned if the application cannot be put in good order within five business days of such receipt.

When you make subsequent Purchase Payments, you should specify how you want your payments allocated. Otherwise, we will automatically process the purchase payment based on the then current Purchase Payment allocation.

TRANSFER DURING ACCUMULATION PERIOD

During the Accumulation Period, you may transfer Contract Values among the Fixed Account and Subaccounts by written request or telephone authorization. NO SUCH TRANSFERS ARE PERMITTED AFTER THE ANNUITY DATE. Currently, there is no minimum transfer amount required. We reserve the right to impose a minimum amount that may be transferred among the investment options under the Con-tract. Request for transfers will be effective on the date of receipt if it is a Valuation Date and a date that we are open for business. Additional restric-tions apply to transfers from/to the Fixed Account as described below.

Transfers from the Fixed Account to the Subaccounts may only be made during the 60 day period beginning on the issue date or the Contract Anniversary un-less the transfer is made by Dollar Cost Averaging or Portfolio Rebalancing. The maximum amount which may be transferred from the Fixed Account during a Contract Year is the greater of 30% of the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If desired, you may elect to have the above amount trans-ferred quarterly or monthly via Dollar Cost Averaging. Alternatively, you may elect to transfer the entire Fixed Account balance to the Subaccount(s) via Dollar Cost Averaging. The maximum monthly amount allowed would be 1/36 of the Fixed Account Balance at the time of the first transfer. The Company reserves the right to waive or modify this restriction. No additional transfers or pay-ments may be made into the Fixed Account if transfers are being made out via Dollar Cost Averaging.

Notwithstanding the above, we will allow 100% of the Fixed Account balance to be transferred to the Subaccount(s) if either (a) or (b) occurs:

(a) If, on the last Contract Anniversary, the interest rate credited to the Fixed Account is less than it was on the immediately preceding anniversary (or on the issue date for the first Contract Anniversary).

(b) The credited interest rate on the last Contract Anniversary is less than 4%.

This offer will apply for 60 days following the date we mail notification to you.

We reserve the right to defer transfers from the Fixed Account for up to six months from the date you ask us. Also, we reserve the right to restrict trans-fers from the Subaccounts to the Fixed Account each Contract Year to no more than 30% of the Separate Account balances as of the last Contract Anniversary. We currently are not imposing this restriction.

TRANSFERS AUTHORIZED BY TELEPHONE

Telephone calls authorizing transfers must be completed by 4:00 p.m. Eastern time on both a day that the Company is open for business and a Valuation Date in order to be effected at the price determined on such Date. Transfer autho-rizations, whether written or by telephone, which are received after 4:00 p.m. Eastern time will be processed as of the next Valuation Date. A proper telephone authorization form for transfers must be on file. A transfer fee may be assessed in connection with transfers (see "Contract Charges--Administrative Charges--Transfer Fee," Page 14). Also, the telephone transfer privilege may be suspended, modified or terminated at any time without notice.

We utilize procedures that we believe provide reasonable assurance that tele-phone authorized transfers are genuine. Such procedures include taping of tel-ephone conversations with persons purporting to authorize such transfers and requesting identifying information from such persons. Accordingly, we disclaim any liability for losses resulting from such transfers by reason of their al-legedly not having been properly authorized. However, if we do not take rea-sonable steps to help ensure that such authorizations are valid, we may be li-able for such losses.

CONTRACT LOANS FOR 401(A), 401(K), AND 403(B) CONTRACTS

During the Accumulation Period but after the "free look" period, the Owner of a Contract used in connection with a Tax Sheltered Annuity Plan ("TSA Plan") under Section 403(b) of the Code, or an Owner of a Contract purchased by a pension, profit-sharing, or other similar plan qualified under Section 401(a) of the Code (a "401 Plan"), including a Section 401(k) plan, where a plan trustee is the Owner, may receive a loan from the Surrender Value subject to the terms of the Contract, the Plan, and the Code, which impose restrictions on loans.

The loan amount cannot exceed an amount which when added to any existing loan exceeds the Surrender Value on the date of the loan. In addition, the total loan, when added to the outstanding loan balance under all other plans of the participant, may not exceed the lesser of (a) or (b) where:

(a) is $50,000 reduced by the excess of the highest outstanding loan balance during the prior 12 month period over the outstanding balance of loans; and

(b) is the greater of $10,000 or 1/2 of the Surrender Value.

The minimum loan amount is $1,000.

A written request must be sent to us for a loan. The Owner has the sole re-sponsibility for requesting loans and making loan repayments that comply with applicable tax requirements. Loans must comply with the applicable provisions of Section 72 of the Code and Title 1 of ERISA. Please seek advice from your plan administrator or tax advisor.

When a loan is made, a portion of the Surrender Value sufficient to secure the loan will be transferred to the Loan Account reducing the Contract Value in the Separate Account and/or the Fixed Account. Unless instructed to the con-trary by the Contract Owner, we will first transfer to the Loan Account amounts from the Separate Account in proportion to the assets in each Subaccount until the required balance is reached or all such variable units are exhausted. The remaining required collateral will next be transferred from the Fixed Account. No withdrawal charges are deducted at the time of the loan, or on the transfer from the Variable Account to the Fixed Account.

Amounts transferred to the Loan Account will accrue interest at an annual rate 2.25% less than the loan interest rate fixed by us for the term of the loan. However, the interest rate credited to the Loan Account will never be less than the Fixed Account guaranteed rate of 3%. Amounts transferred to the Loan Account will no longer be affected by the investment experience of the Sepa-rate Account.

The Death Benefit and Contract Value available for partial withdrawal or sur-render, as well as the amount applied on the Annuity Date to provide annuity payments will be reduced by the amount of the loan outstanding plus accrued interest.

You must repay any loan within five years of the date the loan is made. Sched-uled payments must be level, amortized over the repayment period, and made at least quarterly. A repayment period of 15 or 30 years is acceptable if the loan proceeds are used to acquire a dwelling unit which is to be used by you as a principal residence. Other repayment periods may be available at our dis-cretion.

Loan repayments must be identified as such; otherwise, they may be credited to the Contract as Purchase Payments.

If a loan payment is not made when due, interest will continue to accrue. We will declare the entire loan in default. The defaulted loan balance plus ac-crued interest will be deducted from any future Distribution under the Con-tract and paid to us. Any defaulted amount plus interest will be treated as a Distribution (as permitted by law) and may be taxable to the borrower, may be subject to the early withdrawal tax penalty, and will be subject to the manda-tory 20% federal withholding.

If the total loan amount exceeds the Surrender Value, we will mail written no-tice to your last known address. The notice will state the amount needed to maintain the Contract in force. If payment of this amount is not received within 31 days after the date this notice is mailed, the Contract will termi-nate.

We reserve the right to defer making any loan for 6 months after you ask us for it, unless the loan is to pay a premium to us.

WITHDRAWALS (REDEMPTIONS)

Except as explained below, you may redeem a Contract for all or a portion of its Contract Value during the Accumulation Period. Withdrawal Charges may be applicable, however, which would reduce the Contract Value upon redemption. (See "Contract Charges--Withdrawal Charge" on Page 14 for additional informa-tion.)

Withdrawals and distributions from Contracts issued in connection with certain Qualified Plans may be subject to a mandatory 20% withholding requirement. (See "Taxes--Withholding Tax on Distributions," on Page 24.) Withdrawals from non-qualified annuities may be subject to a 10% penalty tax. (See "Taxes--Non-Qualified Plans," on Page 25.)

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to circumstances only: when you attain age 59 1/2, separate from service, die, become disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. With-drawals for hardship are restricted to the portion of the Contract Value which represents your contributions and does not include any investment results. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limi-tations on withdrawals do not affect transfers between certain Qualified Plans. Additional restrictions and limitations may apply to distributions from any Qualified Plan. Tax penalties may also apply. You should seek competent tax advice regarding any withdrawals or distributions from Qualified Plans. (See "Tax Treatment of Withdrawals," beginning at Page 24.) Except in connec-tion with a Systematic Withdrawal Program, described below, the minimum par-tial withdrawal amount is $250, or, if less, your entire interest in the Subaccount from which a withdrawal is requested.

A written withdrawal request or systematic withdrawal program enrollment form, as the case may be, must be sent to us. For partial withdrawals, you may allo-cate the amount among the Subaccounts of the Separate Account. The required program form will not be in good order unless it includes your Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes. We provide the required forms. The amount of the partial withdrawal will be allocated proportionately from the Subaccounts and the Fixed Account, unless you specify otherwise.

If the request is for total withdrawal, the Contract must be submitted. The Surrender Value is determined on the basis of the Contract Value next computed following receipt of a request in proper order. The Surrender Value will nor-mally be paid within seven days after the day we receive a proper request. However, we may suspend the right of withdrawal from the Separate Account or delay payment for such withdrawal more than seven days: (1) during any period when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (2) when trading on the NYSE is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Separate Account's investments or determination of Accu-mulation Unit values is not reasonably practicable; or (3) for such other pe-riods as the Securities and Exchange Commission, by order, may permit for your protection. In addition, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months (or a shorter period if required by applica-ble law).

SYSTEMATIC WITHDRAWAL PROGRAM

Owners of Contracts issued in connection with Non-Qualified Plans and IRAs may choose to participate in a Systematic Withdrawal Program. You must complete an enrollment form and send it to us. The withholding election section of the en-rollment form must be complete before the Systematic Withdrawals will begin. Systematic Withdrawals of a flat dollar amount, earnings, or a percentage of Purchase Payments are available. Systematic Withdrawals are treated the same as partial withdrawals for purposes of determining if a withdrawal charge ap-plies. Systematic Withdrawals are offered on a monthly, quarterly, semi-annu-al, or annual basis.

Depending on fluctuations in the net asset value of the Subaccounts and the value of the Fixed Account, Systematic Withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each Systematic Withdrawal is $50.

Systematic Withdrawal payments are made to you or your designated payee. We reserve the right to modify or suspend the Systematic Withdrawal Program and to charge a processing fee for the service. If we modify or suspend the Sys-tematic Withdrawal Program, existing Systematic Withdrawal payments will not be affected.

ERISA PLANS

Spousal consent may be required when a married Participant seeks a distribu-tion from a Contract that has been issued in connection with a Qualified Plan (or a Non-Qualified Plan that is subject to Title 1 of ERISA). You should ob-tain competent advice.

MINIMUM CONTRACT VALUE

If the Contract Value is less than $250 and no Purchase Payments have been made during the previous three full calendar years, we reserve the right, af-ter 60 days written notice to you, to terminate the Contract and distribute its Surrender Value to you. This privilege will be exercised only if the Con-tract Value has been reduced to less than $250 as a result of withdrawals, and state law permits. In no instance shall such termination occur if the value has fallen below $250 due to either decline in Accumulation Unit value or the imposition of fees and charges. Other rules may apply to Contracts issued in connection with Qualified Plans.

                                ANNUITY PERIOD

ANNUITY DATE

You select an Annuity Date (the date on which annuity payments are to begin) at the time of application. The Annuity Date must always be the tenth day of a calendar month. Also, we reserve the right to require the Annuity Date be at least two years from the Issue Date, unless an earlier date is required by law. Annuity payments will begin in any event no later than the Latest Annuity Date. If no Annuity Date is selected, the Annuity Date will be the Latest An-nuity Date. You may change the Annuity Date at any time at least seven days prior to the Annuity Date then indicated on our records by sending written no-tice to us.

DEFERMENT OF PAYMENTS

We may defer for up to 15 days the payment of any amount attributable to a Purchase Payment made by check to allow the check reasonable time to clear. We may defer making Fixed Annuity payments for a period of up to six months or such lesser time as state law may require. Interest, subject to state law re-quirements, will be credited during the deferral period.

ANNUITY OPTIONS

No lump sum settlement option is available under the contract. You may surren-der the contract prior to the Annuity Date; however, any applicable withdrawal charge will be deducted from the Contract Value. You may elect an Annuity Op-tion at any time prior to the Annuity Date. A change of Annuity Option is per-mitted if made at least seven days before the Annuity Date. If no other Annu-ity Option is elected, monthly annuity payments will be made in accordance with Option B below, with 10 years (120 months) guaranteed (or Option C in the case where payments are to be made for the joint lives of the Annuitant and a designated second person and for the life of the survivor). Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as you select. However, if the amount available to apply under an Annuity Option is less than $5,000, and state law permits, we have the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, and state law permits, we shall have the right to require the frequency of payments be at quarterly, semi-annual or annual intervals so as to result in an initial payment of at least $50.

NO WITHDRAWALS OF CONTRACT VALUE ARE PERMITTED DURING THE ANNUITY PERIOD FOR ANY ANNUITY OPTION INVOLVING LIFE CONTINGENCIES.

The following Annuity Options are generally available under the Contract. Each is available in the form of either a Fixed Annuity or a Variable Annuity (or a combination of both Fixed and Variable Annuity). Fixed Account Contract Values will be applied to provide a Fixed Annuity. However, there may be restrictions in the retirement plan pursuant to which a Contract has been purchased. Annu-ity payments are made on the Valuation Date on or immediately following the tenth of the month, beginning on the Annuity Date.

Option A, Life Annuity. Monthly payments are made during the Annuitant's life, starting with the Annuity Date. No payments will be made after the Annuitant dies. It is possible for the payee to receive only one payment under this op-tion, if the Annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 5 to 20 Years. Monthly payments are made starting on the Annuity Date. Payments will continue as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, we will continue installments of the guaranteed pay-ments to the Beneficiary.

Option C, Joint and Full Survivor Annuity. Monthly payments are made starting with the Annuity Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees un-der this option to receive only one payment, if both Annuitants die before the second payment is due.

Option D, Payments for a Specified Period Certain, 5 Years to 25 Years. Monthly payments are made starting on the Annuity Date, and continuing for the specified period of time, as elected. If the Annuitant dies before all of the guaranteed payments have been made, we will continue installments of the guar-anteed payments to the Beneficiary.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS

Earnings on annuities are taxable as ordinary income upon withdrawal. A 10% tax penalty is imposed in certain "premature" payments under annuity con-tracts. The tax applies to any payment received to the extent it is includable in income and is not subject to an exception. The Tax Reform Act of 1986 (TRA-
86) clarified an exception to the 10% premature distribution tax penalty. This exception is known as "substantially equal periodic payments."

Generally, this exception permits individuals to take substantially equal pe-riodic payments prior to age 59 1/2 and not have the 10% premature distribu-tion penalty tax apply to these amounts. These "payments" are withdrawals, as opposed to an annuitization of the contract.

The rules for establishing substantially equal periodic payments are as fol-lows:

1) Payments, once established, must continue to the later of age 59 1/2 or for five (5) years. If the payment stream is modified* in any way during the pay-out period (except by reason of death or disability), the individual's tax is increased in the first year of modification by an amount equal to the tax which would have been imposed (plus interest) had the exception not applied.

*Modification includes changing the withdrawal stream in any way, or adding contributions to the contract.

2) Payments must be established under one of the approved methods detailed by the IRS in IRS Notice 89-25.

3) Separation from service is required prior to establishing substantially equal periodic payments for qualified retirement plans and tax sheltered annu-ities.

OTHER OPTIONS

We may have other annuity options available. Information about them may be ob-tained by writing or calling us.

With respect to Contracts issued under Sections 401, 403(b) or 408 of the In-ternal Revenue Code, any payments will be made only to you and/or your spouse.

DEATH BENEFIT DURING ANNUITY PERIOD

If the Annuitant dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the Annuity Option in effect at the time of the payee's death. If the Annuitant dies after the Annuity Date and before the entire interest in the Contract has been distributed, the re-maining interest, if any, as provided for in the Option elected, will be dis-tributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

VARIABLE ANNUITY PAYMENTS

The basic objective of a Variable Annuity Contract is to provide Variable An-nuity payments which will be to some degree responsive to changes in the eco-nomic environment. The amount of Variable Annuity Payments ("Payments") de-pends upon the investment experience of the Portfolios you have selected, any premium taxes, the age and sex of the Annuitant, and the Annuity Option cho-sen. We guarantee that the Payments will not be affected by (1) actual mortal-ity experience and (2) the amount of our administration expenses.

The Contracts offered by this prospectus (except in states which require uni-sex annuity tables) contain life annuity tables that provide for different benefit payments to men and women of the same age. Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex may be used. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, con-sideration should be given, in consultation with legal counsel, to the impact of Norris on any such plan before making any contributions under these Con-tracts.

The Payments may be more or less than the total Purchase Payments made because
(a) Payments vary with the investment results of the underlying Portfolios;
(b) you bear the investment risk with respect to all amounts allocated to the Separate Account, and (c) Annuitants may die before the actuarial life expec-tancy is achieved. As such, the amount of the Payments cannot be predicted.

The duration of the Annuity Option will affect the dollar amounts of each Pay-ment. For example, if an annuity option guaranteed for life is chosen, the Payments will be greater than Payments under an annuity option for a minimum specified period and guaranteed thereafter for life.

If the actual net investment experience is less than the assumed investment rate, then the dollar amount of the Payments will decrease. The dollar amount of the Payments will stay level if the net investment experience equals the assumed investment rate and the dollar amount of the Payments will increase if the net investment experience exceeds the assumed investment rate. The assumed annual investment rate is 3 1/2%.

                                ADMINISTRATION

We have primary responsibility for all administration of the Contracts and the Separate Account. Our mailing address is P.O. Box 82532, Lincoln, Nebraska 68501-2532, and our telephone number is 1-800-865-5237.

The administrative services provided include, but are not limited to: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner serv-ices; calculation of unit values; and preparation of Contract Owner reports.

Contract statements and transaction confirmations are mailed to you at least quarterly. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. Questions about periodic statements should be communicated to us promptly. We will investigate all complaints and make any necessary adjust-ments retroactively, provided that we have received notice of a potential er-ror within a reasonable time period after the date of the questioned state-ment. If we have not received notice of a potential error within this time, any adjustment shall be made as of the date that we receive notice of the po-tential error.

We will also provide you with such additional periodic and other reports, in-formation and prospectuses as may be required by federal securities laws.

                                     TAXES
NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws.

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") gov-erns taxation of annuities in general. A Contract Owner who is a natural per-son is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a non-annuity distribution or as annuity pay-ments under the Annuity Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment re-ceived as a withdrawal (partial redemption), federal tax liability is deter-mined on a last-in, first-out basis, meaning taxable income is withdrawn be-fore the cost basis of the Contract is withdrawn. For Contracts issued in connection with Non-Qualified Plans, the cost basis is generally the Purchase Payments, while for Contracts issued in connection with Qualified Plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the taxable portion is determined by a formula which es-tablishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the annuity Contract. The taxable portion is taxed at ordinary income tax rates. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the Contracts are purchased.

All Non-Qualified annuity Contracts that are issued by the Company (or its af-filiates) to the same Contract Owner during any calendar year will be aggre-gated and treated as one annuity Contract for purposes of determining the amount includable in gross income under section 72(e) of the Code. According-ly, an Contract Owner should consult a competent tax adviser before purchasing more than one Non-Qualified annuity Contract. Further, if a Non-Qualified Contract has an Owner who is not a natural person, a change of Annuitant will cause the Contract to be treated as if the Contract Owner died.

A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Contract Owner, an assignment of a Con-tract or the exchange of a Contract may result in certain tax consequences to the Contract Owner that are not discussed herein. A Contract Owner contemplat-ing any such transfer, assignment, or exchange of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

For a contract to be treated as an annuity for federal income tax purposes, the investments in the Separate Account must be "adequately diversified" in accordance with the standards provided in the Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, then the contract will not be treated as an annuity contract for federal in-come tax purposes and the income on the contract will be taxed as ordinary in-come received or accrued by the owner during the taxable year. Although the Company does not have control over the Portfolios or their investments, the Company expects the Portfolios to meet the diversification requirements.

If the contract's scheduled maturity date is at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract would be currently includible in the owner's income.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires us (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eli-gible plan in a direct "trustee to trustee" transfer. This requirement is man-datory and cannot be waived by the Contract Owner. Withholding on other types of distributions can be waived. An "eligible rollover distribution" is the es-timated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code (these rules do not apply to Section 408(b) Contracts), or from a tax-sheltered annuity qualified under section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectan-cies) of the employee and his or her designated beneficiary, or for a speci-fied period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover dis-tributions are also subject to withholding on the estimated taxable portion of the distribution, but the Contract Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for peri-odic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemp-tion certificate is in effect for the payee, the rate under (1) above is com-puted by treating the payee as a married individual claiming 3 withholding ex-emptions.

In addition, some states may require that state income tax be withheld.

TAX TREATMENT OF ASSIGNMENTS

An assignment of a Contract may have tax consequences, and may also be prohib-ited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their Contracts.

TAX TREATMENT OF WITHDRAWALS

QUALIFIED PLANS

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b) (IRAs).

The tax penalty will not apply to the following distributions: (1) if distri-bution is made on or after the date on which the Contract Owner reaches age 59 1/2; (2) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Sec-tion 72(m)(7) of the Code); (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated beneficiary; (4) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service af-ter he or she has attained age 55; (5) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not ex-ceed the amount allowable as a deduction under Code Section 213 to the Con-tract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and (6) distributions made to an alternate payee pursu-ant to a qualified domestic relations order.

The exceptions stated in items (4), (5) and (6) above do not apply in the case of an IRA.

Limitations imposed by the Code on withdrawals from tax-sheltered annuities are described above under "Purchases, Withdrawals and Contract Value -- With-drawals (Redemptions)," on Page 20.

The taxable portion of a withdrawal or distribution from Contracts issued un-der certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the tax-able portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes--Withholding Tax on Distributions," page 23) that is trans-ferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retire-ment account described in section 408(a) of the Code. Plans making such eligi-ble rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the dis-tribution to an eligible transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.

NON-QUALIFIED PLANS

Section 72 of the Code governs treatment of distributions from annuity con-tracts. It provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any premature distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the Contract Owner or Annuitant (as applicable);
(3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his Beneficiary; (5) under an immediate annuity; or
(6) which are allocable to purchase payments made prior to August 14, 1982.

Separate tax withdrawal penalties and restrictions apply to Qualified Plan Contracts.

                           DISTRIBUTION OF CONTRACTS

Contracts are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated in-surance agency. Commissions paid to broker-dealers may vary, but in the aggre-gate are not anticipated to exceed 6% of all Purchase Payments (on a present value basis). From time to time, additional sales incentives (up to 1% of Pur-chase Payments) may be provided to broker-dealers maintaining certain sales volume levels.

Lincoln Benefit Financial Services, Inc. ("LBFS") located at 206 South 13th Street, Lincoln, Nebraska 68508-1993 serves as distributor of the Contracts. LBFS is a wholly owned subsidiary of Lincoln Benefit Life Company. It is reg-istered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

During 1997, 1996, and 1995, the Company paid to LBFS gross commissions of ap-proximately $16,468,765, $13,766,684, and $8,354,160, respectively. Of the gross commissions received, LBFS (as principal underwriter) retained $530,231, $538,415, and $375,508, respectively. The amounts not retained by LBFS were paid to other independent broker/dealers and registered representatives of LBFS for distribution of the contracts.

               MARKET TIMING AND ASSET ALLOCATION SERVICES

Certain third parties offer market timing and asset allocation services in connection with the Contracts. In certain situations, the Company will honor transfer instructions from such third parties provided such market timing and asset allocation services comply with the Company's administrative systems, rules and procedures, which may be modified by the Company at any time. PLEASE NOTE that fees and charges assessed for such market timing and asset alloca-tion services are separate and distinct from the Contract fees and charges set forth herein. The Company neither recommends nor discourages such market tim-ing and asset allocation services.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are engaged in various kinds of routine litiga-tion which, in management's judgment, is not of material importance to their respective total assets or material with respect to the Separate Account.

                                 LEGAL MATTERS

Legal matters relating to the federal securities laws in connection with the Contracts described herein are being passed upon by the law firm of Jordan Burt Boros Cichetti Berenson & Johnson, 1025 Thomas Jefferson St., East Lobby-Suite 400, Washington, D.C. 20007-0805.

                            REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Com-mission, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement, to all of which refer-ence is hereby made for further information concerning the Separate Account, the Company, and the Contracts. Statements found in this prospectus as to the terms of the Contracts and other legal instruments are summaries, and refer-ence is made to such instruments as filed.

                             FINANCIAL STATEMENTS

The financial statements for Lincoln Benefit Life Company and the Separate Ac-count are set forth in the Statement of Additional Information.

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request or by calling us at 1-800-865-5237. The contents of the Statement of Additional Information are tabulated below.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Contract................................................................   3
  Annuity Payments..........................................................   3
  Annuity Unit Value........................................................   3
  Variable Annuity Payments--Illustrative Example...........................   4
Additional Federal Income Tax Information...................................   5
  Diversification--Separate Account Investments.............................   5
  Multiple Contracts........................................................   6
  Qualified Plans...........................................................   6
Separate Account Performance................................................   8
Financial Statements........................................................  13

                                   APPENDIX

                        PORTFOLIOS AND PERFORMANCE DATA

                               PERFORMANCE DATA

From time to time the Separate Account may advertise the Fidelity Money Market Subaccount's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fidelity Money Market Subaccount refers to the net income earned by the Subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income earned during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the ef-fective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the im-pact of premium taxes or any Withdrawal Charges. The impact of other, recur-ring charges on both yield figures is, however, reflected in them to the same extent it would effect the yield (or effective yield) for a Contract of aver-age size.

In addition, the Separate Account may advertise an annualized 30-day (or one month) yield figure for Subaccounts other than the Fidelity Money Market Subaccount. These yield figures are based upon the actual performance of the Subaccount over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring Contract charges (but will not reflect any Withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period ex-pressed as a fraction of the investment's value at the end of the period.

The Separate Account may also advertise standardized and non-standardized "to-tal return" data for its Subaccounts. Like the yield figures described above, total return figures are based on historical data and are not intended to in-dicate future performance. The standardized "total return" compares the value of a hypothetical investment made at the beginning of the period, to the value of the same hypothetical investment at the end of the period (asssuming the deduction of any withdrawal charge imposed upon a complete redemption of the Contract at the end of the period). Recurring Contract charges are reflected in the standardized total return figures in the same manner as they are re-flected in the yield data for Contracts funded through the Money Market Subaccount. The effect of applicable Withdrawal Charges are reflected in the standardized return figures.

In addition to the standardized "total return," the Separate Account may ad-vertise non-standardized "total return." Non-standardized total return is cal-culated in a similar manner and for the same time periods as the standardized total return except that the Withdrawal Charge is not deducted. Further, an initial hypothetical investment of $20,000 is assumed (rather than the initial hypothetical investment of $1,000 used in computing standardized total re-
turn), since $20,000 is closer to the average Purchase Payment of a Contract which we expect to write.

The Separate Account may also disclose yield, standardized total return and non-standardized total return for time periods before the date the Separate Account commenced operations. In this case, performance data for the Subaccounts is calculated based on the performance of the Underlying Funds and assumes that the Subaccounts existed during the same time period as those of the Underlying Funds, with recurring contract charges equal to those currently assessed against the Subaccounts.

Advertisements we distribute may also compare the performance of our Subaccounts with: (a) certain unmanaged market indices, including but not lim-ited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. This may include the performance ranking assigned by various publications, in-cluding but not limited to The Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including but not limited to Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

For a more complete description of Contract charges, see "Contract Charges," beginning at Page 14. More detailed information on the computation of adver-tised performance data for the Separate Account is contained in the Statement of Additional Information.

                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------

        Flexible Premium Individual Deferred Variable Annuity Contracts

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                   Depositor:  LINCOLN BENEFIT LIFE COMPANY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:


                         Lincoln Benefit Life Company
                                P.O. Box 82532
                         Lincoln, Nebraska  68501-2532

             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION
                AND OF THE RELATED PROSPECTUS IS:  MAY 1, 1998.

LBL-1610, Rev. 2/98
                                       1

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE CONTRACT............................................................      3

     ANNUITY PAYMENTS...................................................      3

     ANNUITY UNIT VALUE.................................................      3

     VARIABLE ANNUITY PAYMENTS
      - ILLUSTRATIVE EXAMPLE............................................      4

ADDITIONAL FEDERAL INCOME TAX INFORMATION...............................      5

     DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS.....................      5

     MULTIPLE CONTRACTS.................................................      6

     QUALIFIED PLANS....................................................      6

SEPARATE ACCOUNT PERFORMANCE............................................      8

FINANCIAL STATEMENTS....................................................     13

                                 THE CONTRACT

Annuity Payments

Initial Monthly Annuity Payment

The initial annuity payment is determined by applying the Contract Value on the Valuation Date next preceding the Annuity Date, less any state premium tax payable and any applicable Withdrawal Charges, to the annuity table specified in the Contract (or, if more favorable to the payee, the annuity tables in effect as of the Annuity Date for similar immediate annuity contracts issued by the Company). Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a Variable Annuity, that amount is divided by the value of an Annuity Unit as of the Valuation Date next preceding the Annuity Date to establish the number of Annuity Units representing each Variable Annuity payment (a separate computation is made for each Subaccount funding the Variable Annuity). The number of Annuity Units for each Subaccount determined for the first Variable Annuity payment remains constant for the second and subsequent monthly Variable Annuity payments from that Subaccount.

Subsequent Monthly Payments

For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly Variable Annuity payment from each Subaccount is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value of the Subaccount as of the Valuation Period next preceding the date on which each annuity payment is due.

Annuity Unit Value

The value of an Annuity Unit is determined independently for each Subaccount, but was initially set at $100.00.

The annuity tables contained in the Contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Subaccount exceeds 3.5%, Variable Annuity payments derived from allocations to that Subaccount will increase over time. Conversely, if the actual rate is less than 3.5%, the Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Variable Annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month from each Subaccount funding the Variable Annuity. The value of a fixed number of Annuity Units will reflect the investment performance of the Subaccounts elected, and the amount of each annuity payment will vary accordingly.

For each Subaccount, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated. The result is then divided by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is built into the annuity tables contained in the Contract. The Net Investment Factor is described below.

Net Investment Factor

The Net Investment Factor is an index applied to measure the net investment performance of a Subaccount from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

     (a)  is the net result of:

          (1) the net asset value of a Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the Valuation Period, plus

          (2) the per share amount of any dividend or other distribution declared by the Portfolio if the "ex-dividend" date occurs during the Valuation Period, plus or minus

          (3) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Subaccount (no federal income taxes are applicable under present law);

     (b) is the net asset value of the Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the preceding Valuation Period; and

     (c) is the asset charge factor we determine for the Valuation Period to reflect charges for assuming the mortality and expense risks and for the administrative expense charge.

Illustrative Example

Assume that one share of a given Subaccount's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period (ending on Tuesday's close of the NYSE) is:

            Net Investment Factor =  ($11.46/$11.44)  - 0.0000384 =   1.0017099

The amount subtracted from the ratio of the two net asset values (0.0000384) is the daily equivalent of the annual asset charge against the Subaccount of 1.40%.

In the example given above, if the Annuity Unit value for the Subaccount was $101.03523 on Monday, the Annuity Unit Value on Tuesday would have been:

                     $101.03523 x 1.0017099  = $101.19845
                     ----------------------
                          1.0000943

Variable Annuity Payments -- Illustrative Example

Assume that a male Contract owner, P, owns a Contract in connection with which P has allocated all of his Contract Value to a single Subaccount. P is also the sole Annuitant and, at age 60, has elected to annuitize his Contract under Option B, Life and 10 Years Certain. As of the last Valuation Date preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. (i.e., P's Account Value at that Date is equal to 7543.2456 x $15.432655 = $116,412.31). There are no premium taxes payable upon annuitization and no Withdrawal Charges are applicable. Assume also that the Annuity Unit value for the Subaccount at that same Date is $132.56932, and that the Annuity Unit value on the Valuation Date immediately prior to the second annuity payment date is $133.27695.

P's first Variable Annuity payment is determined from the annuity rate tables in P's Contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied Contract Value, P's first Variable Annuity payment is determined by multiplying the monthly installment of $5.44 by the result of dividing P's Account Value by $1,000:

          First Payment = $5.44 x ($116,412.31/$1,000) = $633.28

The number of P's Annuity Units is also determined at this time and is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:

          Annuity Units = $633.28 / $132.56932 = 4.77697


P's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

          Second Payment =  4.77697 x $133.27695 = $636.66

The third and subsequent Variable Annuity payments are computed in a manner similar to the second Variable Annuity payment.

Note that the amount of the first Variable Annuity payment depends on the Contract Value in the relevant Subaccount on the Annuity Date and thus reflects the investment performance of the Subaccount net of fees and charges during the Accumulation Period. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Period. The net investment performance of the Subaccount during the Annuity Period is reflected in continuing changes during that Period in the Annuity Unit value, which determines the amounts of the second and subsequent Variable Annuity payments.


                   ADDITIONAL FEDERAL INCOME TAX INFORMATION

Diversification - Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, each United States government agency or instrumentality is treated as a separate issuer.

The Treasury Department has issued Regulations that establish diversification requirements for the investment accounts underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment account will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the account is represented by any one investment; (2) no more than 70% of the value of the total assets of the account is represented by any two investments; (3) no more than 80% of the value of the total assets of the account is represented by any three investments; and (4) no more than 90% of the value of the total assets of the account is represented by any four investments. These diversification standards are applied to each Subaccount of the Separate Account by applying them to the investments of the Portfolio underlying the Subaccount.

The Company intends that each of the Portfolios will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

In connection with the issuance of the regulations on diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which Owners may direct their investments among Subaccounts of a Variable Account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time of the issuance of the diversification regulations, the Treasury announced that guidance would be issued in the future on the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the Variable Account. As of the date of this prospectus, no such guidance has been issued. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the contract as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Variable Account or otherwise to attempt to qualify the contract for favorable tax treatment.

MULTIPLE CONTRACTS

Federal tax law provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. Contract Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

QUALIFIED PLANS

The Contracts offered by this prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of Contract Owners in Qualified Plans varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the Plan, regardless of the terms and conditions of the Contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Contracts issued under Qualified Plans.

     (a)  H.R. 10 PLANS

     Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to employers may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of Contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (b)  TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits the purchase of "Tax-Sheltered Annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the Tax-Sheltered Annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (c)  Individual Retirement Annuities

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (d)  Savings Incentive Match Plans for Employees (SIMPLE Plans)

     Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

     (e)  Simplified Employee Pension Plans

     Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek comptetent advice. In particular, employers should consider that an IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

     (f)  Corporate Pension and Profit-Sharing Plans

     Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to employers may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of Contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (g)  Deferred Compensation Plans - Section 457

     Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides that governmental and certain other tax exempt employers may establish deferred compensation plans for the benefit of their employees which may invest in annuity contracts. The Code, as in the case of Qualified Plans, establishes limitations and restrictions on eligibility, contributions, and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to an employee or a beneficiary.

     (h)  Roth Individual Retirement Annuities

     Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement plan known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includable in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includable in gross income to the extent such distributions exceed the contributions made to the Roth Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includable in gross income, but is exempted from the 10% penalty tax on premature distributions.

                         SEPARATE ACCOUNT PERFORMANCE

Performance data for the various Subaccounts are computed in the manner described below.

FIDELITY MONEY MARKET SUBACCOUNT

Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

Base Period Return = (EV-SV)/(SV)

     where:

           SV = value of one Accumulation Unit at the start of a 7 day period EV = value of one Accumulation Unit at the end of the 7 day period

The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Unit at the beginning of the period (SV), the investment income from the underlying Variable Insurance Products Fund Money Market Portfolio attributed to the Unit over the period, and (2) subtracting, from the result, the sum of (a) the portion of the annual Mortality and Expense Risk and Administrative Expense Charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365), and (b) a prorated portion of the annual Contract Administration Charge of $25 per contract. The total Contract Administration Charge is allocated between the Subaccounts in proportion to the respective Contract Values similarly allocated. The Charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Fidelity Money Market Subaccount. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period. The current yield is then obtained by annualizing the Base Period Return:

           Current Yield = (Base Period Return) x (365/7)


The Fidelity Money Market Subaccount also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Variable Insurance Products Fund Money Market Portfolio. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

          Effective Yield = [(Base Period Return + 1)/365/7/-1].


Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

The yields quoted should not be considered a representation of the yield of the Fidelity Money Market Subaccount in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Variable Insurance Products Fund Money Market Portfolio and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

Yield information may be useful in reviewing the performance of the Fidelity Money Market Subaccount and for providing a basis for comparison with other investment alternatives. However, the Fidelity Money Market Subaccount's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER SUBACCOUNTS

Subaccounts of the Separate Account other than the Money Market Subaccount compute their performance data in terms of an annualized "yield" and/or as "total return".

Yield

Yield will be expressed as an annualized percentage derived from the Subaccount's performance over a stated 30-day (or one month) period. Like the yield figures for the Fidelity Money Market Subaccount, the 30-day (or one month) annualized yield figures will reflect all recurring Contract charges and will not reflect Withdrawal Charges, transfer fees or premium taxes. To arrive at the yield percentage over the 30-day (or one month) period, the net income per Accumulation Unit of the Subaccount during the period is divided by the value of an Accumulation Unit as of the end of the period. The yield figure is then annualized by assuming monthly compounding of the 30-day (or one month) figure over a six month period and then doubling the result.

     The formula used in computing the yield figure is:

               Yield = 2  ( ((a-b) + 1)/6/-1)
                             -----
                               cd

     where:

     a  =  net investment income earned during the period by the underlying
           Portfolio attributable to its shares held in the Subaccount;
     b  =  expenses accrued for the period (net of reimbursements);
     c  =  average daily number of Accumulation Units outstanding during the period; and
     d = the net asset value of an Accumulation Unit on the last day of the period.

The yield figures for the Subaccounts other than the Fidelity Money Market Subaccount reflect all recurring Contract charges, as described in the explanation of the yield computation for the Fidelity Money Market Subaccount. Like the Fidelity Money Market Subaccount's yield figures, the yield figures for the other Subaccounts are derived from past performance and should not be taken as predictive of future results.

Standardized Total Return

Standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The standardized total rate of return (T) is computed so that it satisfies the formula:

            P(1+T)/n/ = ERV

where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year period as of the end of the period (or fractional portion thereof).

The standardized total return figures reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Fidelity Money Market Subaccount, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of Contract Administration Charges on a particular Contract Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Subaccount over the same time periods would generally have been different from those produced by the computation. As with the Fidelity Money Market and other Subaccount yield figures, standardized total return figures are derived from historical data and are not intended to be a projection of future performance.

Non-Standardized Total Return

Non-standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

            P(1+T)/n/=ERV

where:  P = a hypothetical initial payment of $20,000
        T = average annual total return
        n = number of years
        ERV = ending redeemable value of a hypothetical $20,000 payment made at the beginning of the one, five, or ten year period as of the end of the period (or fractional portion thereof).

An initial hypothetical investment of $20,000 is assumed (rather than the initial hypothetical investment of $1,000 used in computing standardized total return) since $20,000 is closer to the average Purchase Payment of a Contract which we expect to write. The non-standardized total return figures reflect the effect of recurring charges, as discussed herein. Because the impact of Contract Administration Charges on a particular Contract Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by the actual Subaccount over the same time periods would generally have been different from those produced by the computation. As with the standardized total return figures, non-standardized total return figures are derived from historical data and are not intended to be a projection of future performance.

Time Periods Before the Date the Separate Account Commenced Operations

The Separate Account may also disclose yield, standardized total return and non-standardized total return for time periods before the date the Separate Account commenced operations. In this case, performance data for the Subaccounts is calculated based on the performance of the Underlying Funds and assumes that the Subaccounts existed during the same time period as those of the Underlying Funds, with recurring contract charges equal to those currently assessed against the Subaccounts.

    TOTAL RETURN -- AS OF DECEMBER 31, 1997 -- ASSUMING CONTRACT SURRENDERED

                                                           -------------------------------------------------------------
                                                                           AVERAGE ANNUAL TOTAL RETURN/3/
                                                           -------------------------------------------------------------
                                                            1 Year         5 Year         10 Years     Since Inception
                                        Inception Date/2/     %               %               %                 %
                                        -----------------  -------------------------------------------------------------

FIDELITY
   VIP Money Market/1/                        4/1/82          n/a             n/a            n/a                n/a
   VIP Growth                                10/9/86        19.63             n/a            n/a              15.05
   VIP Equity-Income                         10/9/86        23.90             n/a            n/a              17.99
   VIP Overseas                              1/28/87         6.49             n/a            n/a               6.18
   VIP II Asset Manager                       9/6/89        15.39             n/a            n/a               8.32
   VIP II Contrafund                          1/3/95        18.01             n/a            n/a              25.03

SCUDDER
   Bond                                      7/16/85         4.04             n/a            n/a               3.25
   Balanced                                  7/16/85        19.79             n/a            n/a              11.94

JANUS
   Flexible Income                           9/13/93         4.59             n/a            n/a               7.96
   Balanced                                  9/13/93        15.32             n/a            n/a              12.94
   Growth                                    9/13/93        16.29             n/a            n/a              15.45
   Aggressive Growth                         9/13/93         6.58             n/a            n/a              13.31
   Worldwide Growth                          9/13/93        16.12             n/a            n/a              16.83

FEDERATED
   High Income Bond Fund II                   3/1/94         6.60             n/a            n/a               8.67
   Utility Fund II                           2/11/94        19.10             n/a            n/a              11.09
   U.S. Gov't. Securities II                 3/28/94         0.65             n/a            n/a               3.57

INVESTMENT ADVISERS, INC. (IAI)
   Regional                                  1/31/94         6.95             n/a            n/a              12.51
   Reserve                                    4/7/94        -3.42             n/a            n/a               1.73
   Balanced                                   2/3/94         9.14             n/a            n/a               8.25


1    An investment in Fidelity Money Market is neither insured nor guaranteed by the U.S. Government and there can be no assurance that Fidelity Money Market will maintain a stable $1.00 share price.


2    Some of the underlying investment options were active before January 2,
1994, the effective date of the Investor's Select Separate Account. Performance for SEC required returns includes performance of the investment options since the inception of the investment options, but only if the inception of the investment options occurred later than the inception of the Subaccounts within the Separate Account. If not, the returns shown will reflect performance since the inception of the Subaccounts within the Separate Account.


3    Total returns include change in share price, reinvestment of dividends, and capital gains. The performance figures: (1) represent past performance and neither guarantee nor predict future investment results; (2) assume an initial hypothetical investment of $1,000 as required by the Securities and Exchange Commission (SEC); and (3) reflect the deduction of 1.4% annual asset charges, a $25 annual contract administration charge, and a maximum 7% contingent deferred sales charge (declining after two years). The investment return and value of an Investor's Select contract will fluctuate so that a contract, when surrendered, may be worth more or less than the amount of its purchase payments.

n/a- Performance data has not been available for some investment options for the full 1, 5, or 10 year periods (see Inception Date). Investment options with a 9/13/93 inception date or later will not have meaningful performance to report for many of the periods indicated.

  TOTAL RETURN -- AS OF DECEMBER 31, 1997 -- ASSUMING CONTRACT NOT SURRENDERED
                                                               ---

                                                                                                  AVERAGE ANNUAL TOTAL RETURN/5/
                                                                                                ---------------------------------
                                                      Monthly Return/5/   Total Return YTD/5/   1 Year   5 Year   Since Inception
INVESTMENT OPTIONS                Inception Date/4/           %                    %              %        %             %
                                  -----------------   -----------------   -------------------   ------   ------   ---------------
FIDELITY
 VIP Money Market/1/                    4/1/82                n/a                  n/a             n/a      n/a          n/a
 VIP Growth                            10/9/86               0.09                21.61           21.61    16.22        13.88
 VIP Equity-Income                     10/9/86               2.01                26.17           26.17    18.34        12.89
 VIP Overseas                          1/28/87               0.71                 9.87            9.87    12.39         7.84
 VIP II Asset Manager                   9/6/89               1.39                18.82           18.82    11.27        11.20
 VIP II Contrafund                      1/3/95               1.71                22.26           22.26      n/a        26.30
SCUDDER
 Bond                                  7/16/85               0.75                 7.45            7.45     5.62         6.56
 Balanced                              7/16/85               1.47                22.33           22.33    11.41        10.25
JANUS
 Flexible Income/2/                    9/13/93               1.22                10.07           10.07      n/a         8.25
 Balanced                              9/13/93               1.43                20.25           20.25      n/a        13.24
 Growth                                9/13/93               0.80                20.89           20.89      n/a        15.24
 Aggressive Growth                     9/13/93               3.55                10.96           10.96      n/a        14.28
 Worldwide Growth                      9/13/93               1.43                20.30           20.30      n/a        17.65
FEDERATED
 High Income Bond Fund II/3/            3/1/94               1.16                12.11           12.11      n/a         9.69
 Utility Fund II/3/                    2/11/94               5.25                24.72           24.72      n/a        12.03
 U.S. Gov't. Securities II/3/          3/28/94               0.73                 6.94            6.94      n/a         4.76
INVESTMENT ADVISERS, INC. (IAI)
 Regional                              1/31/94              -0.92                11.73           11.73      n/a        13.41
 Reserve                                4/7/94               0.30                 3.04            3.04      n/a         2.99
 Balanced                               2/3/94               0.79                14.83           14.83      n/a         9.25

                                                      Cumulative/5/     SEC 7-Day    SEC        CALENDAR YEAR RETURN/5/
                                                      Total Return      Effective   7-Day       -----------------------
                                      Inception/4/   Since Inception      Yield     Yield       1994     1995     1996
INVESTMENT OPTIONS                        Date              %               %         %           %        %        %
                                      ------------   ---------------    ---------   -----       -----    -----   -----
FIDELITY
 VIP Money Market/1/                     4/1/82             n/a           3.61      3.68          n/a      n/a     n/a
 VIP Growth                             10/9/86          330.12                                 -1.52    33.32   12.97
 VIP Equity-Income                      10/9/86          289.98                                  5.44    33.03   12.55
 VIP Overseas                           1/28/87          127.97                                  0.20     8.02   11.50
 VIP II Asset Manager                    9/6/89          141.87                                 -7.52    15.18   12.87
 VIP II Contrafund                       1/3/95          101.13                                   n/a      n/a   19.47
SCUDDER
 Bond                                   7/16/85          120.74                                 -6.23    16.39    1.26
 Balanced                               7/16/85          237.20                                 -3.53    24.75   10.19
JANUS
 Flexible Income/2/                     9/13/93           40.59                                 -2.40    21.99    7.54
 Balanced                               9/13/93           70.68                                 -0.70    22.90   14.43
 Growth                                 9/13/93           84.01                                  1.21    28.18   16.66
 Aggressive Growth                      9/13/93           77.49                                 14.56    25.56    6.32
 Worldwide Growth                       9/13/93          101.12                                 -0.01    25.44   27.09
FEDERATED
 High Income Bond Fund II/3/             3/1/94           42.57                                   n/a    18.53   12.58
 Utility Fund II/3/                     2/11/94           55.49                                   n/a    22.28    9.88
 U.S. Gov't. Securities II/3/           3/28/94           19.11                                   n/a     7.11    2.63
INVESTMENT ADVISERS, INC. (IAI)
 Regional                               1/31/94           63.64                                   n/a    31.29   10.19
 Reserve                                 4/7/94           11.62                                   n/a     3.67    3.35
 Balanced                                2/3/94           41.30                                   n/a    14.42    8.14


The performance figures represent past performance and neither guarantee nor predict future investment results.

1    An investment in Fidelity Money Market is neither insured nor guaranteed by the U.S. Government and there can be no assurance that Fidelity Money Market will maintain a stable $1.00 share price.

2,3 Total returns reflect the investment adviser waived all or part of its fee or reimbursed the investment options for a portion of its expenses. Otherwise, total returns would have been lower.

4    Some of the underlying investment options were active before January 2,
1994, the effective date of the Investor's Select Separate Account. Where applicable, performance includes hypothetical performance for periods before the investment option was available in Investor's Select, applying contract charges assessed at the Separate Account level to approximate the performance the investment option would have achieved inside the Separate Account.

5    Total returns include change in share price, reinvestment of dividends, and capital gains. An initial hypothetical investment of $20,000 is assumed since this is closer to the average purchase payment of a contract expected to be written than the $1,000 assumed for SEC required returns shown on page 10. Returns reflect deductions of 1.4% annual asset charges and a $25.00 annual contract administration charge, but do not include the applicable contingent deferred sales charge. The impact of the annual contract administration charge on investment returns will vary depending on the size of the contract.

n/a--Performance data is not available for all or part of the period indicated (see Inception Date). Investment options with a 9/13/93 inception date or later will not have meaningful performance to report for the periods indicated.

                             FINANCIAL STATEMENTS

The financial statements of Lincoln Benefit Life Variable Annuity Account as of December 31, 1997, and for each of the two years ended December 31, 1997, and the consolidated financial statements of Lincoln Benefit Life Company and subsidiary as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, included in this statement of additional information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The Company's consolidated financial statements should be considered only as bearing upon the ability of Lincoln Benefit Life Company to meet its obligations under the Contracts. The amounts of the Variable Annuity payments under a Contract are not dependent upon the financial condition of Lincoln Benefit Life Company and are not guaranteed by Lincoln Benefit Life Company.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

We have audited the accompanying statement of net assets of Lincoln Benefit Life Variable Annuity Account (the "Account") as of December 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years ended December 31, 1997 of the Flexible Income, Balanced, Growth, Aggressive Growth, and Worldwide Growth portfolios of Janus Aspen Series; the Regional, Reserve, and Balanced portfolios of IAI Retirement Funds, Inc.; the Asset Manager and Contrafund portfolios of Fidelity's Variable Insurance Products Fund II; the Money Market, Equity Income, Growth, and Overseas portfolios of Fidelity's Variable Insurance Products Fund; the High Income Bond Fund II, Utility Fund II, and U.S. Government Securities Fund II portfolios of Federated Insurance Series; and the Bond and Balanced portfolios of Scudder Variable Life Investment Fund that comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 1997, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, of each of the portfolios comprising the Account, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Lincoln, Nebraska
March 20, 1998

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

($ and shares in thousands)

NET ASSETS
Investments in Janus Aspen Series Portfolios:
  Flexible Income, 482 shares (cost $5,407)                                $  5,675
  Balanced, 925 shares (cost $13,914)                                        16,160
  Growth, 1,756 shares (cost $27,689)                                        32,460
  Aggressive Growth, 1,071 shares (cost $18,841)                             22,011
  Worldwide Growth, 2,134 shares (cost $42,205)                              49,908

Investments in IAI Retirement Funds, Inc. Portfolios:
  Regional, 881 shares (cost $12,650)                                        14,363
  Reserve, 82 shares (cost $820)                                                821
  Balanced, 145 shares (cost $1,792)                                          2,071

Investments in Fidelity's Variable Insurance Products Fund II Portfolios:
  Asset Manager, 870 shares (cost $13,525)                                   15,664
  Contrafund, 955 shares (cost $17,403)                                      19,034

Investments in Fidelity's Variable Insurance Products Fund Portfolios:
  Money Market, 25,099 shares (cost $25,099)                                 25,099
  Equity Income, 2,485 shares (cost $50,089)                                 60,325
  Growth, 1,022 shares (cost $31,579)                                        37,898
  Overseas, 741 shares (cost $13,482)                                        14,223

Investments in Federated Insurance Series Portfolios:
  High Income Bond Fund II, 1,056 shares (cost $10,962)                      11,559
  Utility Fund II, 489 shares (cost $5,665)                                   6,990
  U.S. Government Securities Fund II, 270 shares (cost $2,760)                2,848

Investments in Scudder Variable Life Investment Fund Portfolios:
  Bond, 593 shares (cost $4,008)                                              4,072
  Balanced, 753 shares (cost $8,621)                                         10,013
                                                                           --------

    Net assets                                                             $351,194
                                                                           ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

($ in thousands)

                                                           Janus Aspen Series Portfolios
                                             ----------------------------------------------------------

                                             Flexible                           Aggressive    Worldwide
                                              Income     Balanced     Growth      Growth       Growth
                                             --------    --------     -------   ---------     ---------
INVESTMENT INCOME
Dividends                                     $   311     $   415     $   781     $     -      $    652
Charges from Lincoln Benefit Life Company:
 Mortality and expense risk                       (58)       (152)       (324)       (234)         (502)
 Administrative expense                            (7)        (18)        (40)        (28)          (60)
                                              -------     -------     -------     -------      --------

   Net investment income (loss)                   246         245         417        (262)           90
                                              -------     -------     -------     -------      --------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of
 investments:
 Proceeds from sales                            3,580       3,326      10,054       9,503        13,256
 Cost of investments sold                      (3,497)     (2,986)     (8,796)     (8,782)      (11,791)
                                              -------     -------     -------     -------      --------

   Net realized gains (losses)                     83         340       1,258         721         1,465
                                              -------     -------     -------     -------      --------
Change in unrealized gains (losses)               132       1,586       2,930       1,881         4,835
                                              -------     -------     -------     -------      --------

   Net gains (losses) on investments              215       1,926       4,188       2,602         6,300
                                              -------     -------     -------     -------      --------

CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS                    $   461     $ 2,171     $ 4,605     $ 2,340      $  6,390
                                              =======     =======     =======     =======      ========

                                                                                            Fidelity's
                                                                                       Variable Insurance
                                           IAI Retirement Funds, Inc. Portfolios   Products Fund II Portfolios
                                           -------------------------------------   ---------------------------

                                                                                     Asset
                                             Regional     Reserve      Balanced      Manager     Contrafund
                                             --------     -------      --------      -------     ----------
INVESTMENT INCOME
Dividends                                     $   541     $  23          $  57       $ 1,352       $    218
Charges from Lincoln Benefit Life Company:
 Mortality and expense risk                      (157)       (6)           (21)         (165)          (159)
 Administrative expense                           (18)       (1)            (2)          (20)           (19)
                                              -------     -----          -----       -------       --------

   Net investment income (loss)                   366        16             34         1,167             40
                                              -------     -----          -----       -------       --------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of
 investments:
 Proceeds from sales                            2,675       339            178         1,711         22,251
 Cost of investments sold                      (2,428)     (340)          (159)       (1,594)       (21,362)
                                              -------     -----          -----        ------       --------

   Net realized gains (losses)                    247        (1)            19           117            889
                                              -------     -----          -----        ------       --------
Change in unrealized gains (losses)               746        (1)           166           969          1,519
                                              -------     -----          -----        ------       --------
   Net gains (losses) on investments              993        (2)           185         1,086          2,408
                                              -------     -----          -----        ------       --------

CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS                    $ 1,359     $  14          $ 219       $ 2,253       $  2,448
                                              =======     =====          =====       =======       ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
($ in thousands)

                                            Fidelity's Variable Insurance Products
                                                          Fund Portfolios                   Federated Insurance Series Portfolios
                                            --------------------------------------------    -------------------------------------
                                                                                                                         U.S.
                                                                                                High                   Government
                                              Money      Equity                              Income Bond    Utility    Securities
                                             Market      Income      Growth     Overseas       Fund II      Fund II     Fund II
                                            ---------    -------    --------    --------     -----------    -------    ----------
INVESTMENT INCOME
Dividends                                   $   1,111    $ 3,572    $    983    $    985       $   397      $   193     $    90
Charges from Lincoln Benefit Life Company:
 Mortality and expense risk                      (260)      (582)       (408)       (168)          (94)         (60)        (30)
 Administrative expense                           (32)       (70)        (49)        (20)          (11)          (7)         (4)
                                            ---------    -------    --------    --------       -------      -------     -------
   Net investment income (loss)                   819      2,920         526         797           292          126          56
                                            ---------    -------    --------    --------       -------      -------     -------
REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sale of
 investments:
 Proceeds from sales                          123,967     10,484      14,694      11,338         7,472        1,135       1,854
 Cost of investments sold                    (123,967)    (9,523)    (13,243)    (10,665)       (7,279)      (1,025)     (1,845)
                                            ---------    -------    --------    --------       -------      -------     -------
   Net realized gains (losses)                     --        961       1,451         673           193          110           9
                                            ---------    -------    --------    --------       -------      -------     -------
Change in unrealized gains (losses)                --      6,598       4,133        (321)          384          934          92
                                            ---------    -------    --------    --------       -------      -------     -------
   Net gains (losses) on investments               --      7,559       5,584         352           577        1,044         101
                                            ---------    -------    --------    --------       -------      -------     -------
CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS                 $      819    $10,479    $  6,110    $  1,149       $   869      $ 1,170     $   157
                                            =========    =======    ========    ========       =======      =======     =======

                                              Scudder Variable Life
                                            Investment Fund Portfolios
                                            --------------------------
                                                Bond     Balanced          Total
                                                -----    --------        ---------
INVESTMENT INCOME
Dividends                                       $ 172     $   542        $  12,395
Charges from Lincoln Benefit Life Company:
 Mortality and expense risk                       (34)        (98)          (3,512)
 Administrative expense                            (5)        (12)            (423)
                                                -----    --------        ---------
   Net investment income (loss)                   133         432            8,460
                                                -----    --------        ---------
REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) from sale of
 investments:
 Proceeds from sales                              698       1,824          240,339
 Cost of investments sold                        (696)     (1,648)        (231,626)
                                                -----    --------        ---------
   Net realized gains (losses)                      2         176            8,713
                                                -----    --------        ---------
Change in unrealized gains (losses)                75         921           27,579
                                                -----    --------        ---------
   Net gains (losses) on investments               77       1,097           36,292
                                                -----    --------        ---------
CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS                      $ 210    $  1,529        $  44,752
                                                =====    ========        =========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

($ and units in thousands, except value per unit)

                                                           Janus Aspen Series Portfolios
                                             ----------------------------------------------------------

                                             Flexible                           Aggressive    Worldwide
                                              Income     Balanced     Growth      Growth       Growth
                                             --------    --------     -------   ---------     ---------
FROM OPERATIONS
Net investment income (loss)                   $  246     $   245     $   417     $  (262)      $    90
Net realized gains (losses)                        83         340       1,258         721         1,465
Change in unrealized gains (losses)               132       1,586       2,930       1,881         4,835
                                               ------     -------     -------     -------       -------

Change in net assets resulting
 from operations                                  461       2,171       4,605       2,340         6,390
                                               ------     -------     -------     -------       -------

FROM CAPITAL TRANSACTIONS
Deposits                                        1,262       2,990       5,536       2,989        10,053
Benefit payments                                  (80)       (213)      (155)         (93)         (252)
Payments on termination                          (100)       (586)    (1,203)        (919)       (1,619)
Loans - net                                         -           -        (39)          (3)          (19)
Contract administration charge                     (1)         (4)       (13)         (13)          (19)
Transfers
among the
portfolios
 and with the Fixed Account - net                 579       3,496       6,008       2,028         9,874
                                               ------     -------     -------     -------       -------

Change in net assets resulting
 from capital transactions                      1,660       5,683      10,134       3,989        18,018
                                               ------     -------     -------     -------       -------

INCREASE IN NET ASSETS                          2,121       7,854      14,739       6,329        24,408

NET ASSETS AT BEGINNING OF YEAR                 3,554       8,306      17,721      15,682        25,500
                                               ------     -------     -------     -------       -------

NET ASSETS AT END OF YEAR                      $5,675     $16,160     $32,460     $22,011       $49,908
                                               ======     =======     =======     =======       =======



Net asset value per unit at end of year        $13.97      $16.43      $17.87     $ 17.25       $ 18.62
                                               ======     =======     =======     =======       =======


Units outstanding at end of year                  406         983       1,816       1,276         2,680
                                               ======     =======     =======     =======       =======

                                                                                            Fidelity's
                                                                                       Variable Insurance
                                           IAI Retirement Funds, Inc. Portfolios   Products Fund II Portfolios
                                           -------------------------------------   ---------------------------

                                                                                     Asset
                                             Regional    Reserve      Balanced      Manager      Contrafund
                                             --------    -------      --------      -------      ----------
FROM OPERATIONS
Net investment income (loss)                 $   366     $    16       $   34       $ 1,167        $    40
Net realized gains (losses)                      247          (1)          19           117            889
Change in unrealized gains (losses)              746          (1)         166           969          1,519
                                             -------     -------       ------       -------        -------

Change in net assets resulting
 from operations                               1,359          14          219         2,253          2,448
                                             -------     -------       ------       -------        -------

FROM CAPITAL TRANSACTIONS
Deposits                                       1,831         400          308         1,946          5,083
Benefit payments                                (154)        (24)           -          (215)           (25)
Payments on termination                         (575)        (44)         (60)         (433)          (434)
Loans - net                                        -           -            -             -            (11)
Contract administration charge                    (6)          -           (1)           (6)            (4)
Transfers among the portfolios
 and with the Fixed Account - net              2,066          42          307         1,201          6,431
                                             -------     -------       ------       -------        -------

Change in net assets resulting
 from capital transactions                     3,162         374          554         2,493         11,040
                                             -------     -------       ------       -------        -------

INCREASE IN NET ASSETS                         4,521         388          773         4,746         13,488

NET ASSETS AT BEGINNING OF YEAR                9,842         433        1,298        10,918          5,546
                                             -------     -------       ------       -------        -------

NET ASSETS AT END OF YEAR                    $14,363     $   821       $2,071       $15,664        $19,034
                                             =======     =======       ======       =======        =======



Net asset value per unit at end of year      $17.03      $ 11.17       $14.39       $ 14.10        $ 13.64
                                             =======     =======       ======       =======        =======


Units outstanding at end of year                 843          74          144         1,111          1,395
                                             =======     =======       ======       =======        =======

See notes to financial statements

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
($ and units in thousands, except value per unit)

                                            Fidelity's Variable Insurance Products
                                                          Fund Portfolios                 Federated Insurance Series Portfolios
                                            ------------------------------------------    -------------------------------------
                                                                                                                        U.S.
                                                                                             High                    Government
                                             Money      Equity                            Income Bond    Utility     Securities
                                             Market     Income     Growth     Overseas      Fund II      Fund II      Fund II
                                            --------    -------    -------    --------    -----------    -------     ----------
FROM OPERATIONS
Net investment income (loss)                $    819    $ 2,920    $   526    $   797       $   292      $  126        $   56
Net realized gains (losses)                       --        961      1,451        673           193         110             9
Change in unrealized gains (losses)               --      6,598      4,133       (321)          384         934            92
                                            --------    -------    -------    -------       -------      ------        ------
Change in net assets resulting
 from operations                                 819     10,479      6,110      1,149           869       1,170           157
                                            --------    -------    -------    -------       -------      ------        ------
FROM CAPITAL TRANSACTIONS
Deposits                                      62,385      9,140      4,411      2,289         2,861       1,017           461
Benefit payments                                (139)      (207)      (122)       (80)           (4)        (98)           (7)
Payments on termination                       (1,566)    (2,285)    (1,723)      (543)         (446)       (208)         (151)
Loans - net                                      (44)       (21)        (8)        (2)           (4)         --            --
Contract administration charge                    (5)       (25)       (23)        (7)           (2)         (2)           (1)
Transfers among the portfolios
 and with the Fixed Account - net            (52,987)     9,941      2,486        363         3,109       1,070            67
                                            --------    -------    -------    -------       -------      ------        ------
Change in net assets resulting
 from capital transactions                     7,644     16,543      5,021      2,020         5,514       1,779           369
                                            --------    -------    -------    -------       -------      ------        ------
INCREASE IN NET ASSETS                         8,463     27,022     11,131      3,169         6,383       2,949           526

NET ASSETS AT BEGINNING OF YEAR               16,636     33,303     26,767     11,054         5,176       4,041         2,322
                                            --------    -------    -------    -------       -------      ------        ------
NET ASSETS AT END OF YEAR                   $ 25,099    $60,325    $37,898    $14,223       $11,559      $6,990        $2,848
                                            ========    =======    =======    =======       =======      ======        ======
Net asset value per unit at end of year     $  11.59    $ 19.50    $ 17.88    $ 12.88       $ 14.27      $15.98        $11.88
                                            ========    =======    =======    =======       =======      ======        ======
Units outstanding at end of year               2,166      3,094      2,119      1,104           810         437           239
                                            ========    =======    =======    =======       =======      ======        ======

                                          Scudder Variable Life
                                        Investment Fund Portfolios
                                        --------------------------
                                             Bond     Balanced         Total
                                            ------    --------        --------
FROM OPERATIONS
Net investment income (loss)                $  133    $   432         $  8,460
Net realized gains (losses)                      2        176            8,713
Change in unrealized gains (losses)             75        921           27,579
                                            ------    -------         --------
Change in net assets resulting
 from operations                               210      1,529           44,752
                                            ------    -------         --------
FROM CAPITAL TRANSACTIONS
Deposits                                       922      1,830          117,714
Benefit payments                                (4)       (97)          (1,969)
Payments on termination                        (69)      (658)         (13,622)
Loans - net                                      1         (4)            (154)
Contract administration charge                  (1)        (4)            (137)
Transfers among the portfolios
 and with the Fixed Account - net              779      1,396           (1,744)
                                            ------    -------         --------
Change in net assets resulting
 from capital transactions                   1,628      2,463          100,088
                                            ------    -------         --------
INCREASE IN NET ASSETS                       1,838      3,992          144,840
NET ASSETS AT BEGINNING OF YEAR              2,234      6,021          206,354
                                            ------    -------         --------
NET ASSETS AT END OF YEAR                   $4,072    $10,013         $351,194
                                            ======    =======         ========
Net asset value per unit at end of year     $11.79    $ 16.01
                                            ======    =======
Units outstanding at end of year               345        626
                                            ======    =======

See notes to financial statements.
                                      19

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

($ and units in thousands, except value per unit)

                                                             Janus Aspen Series Portfolios
                                             ------------------------------------------------------------

                                              Flexible                            Aggressive    Worldwide
                                              Income       Balanced     Growth      Growth        Growth
                                             ---------     --------    -------    ----------     --------
    FROM OPERATIONS
    Net investment income (loss)              $    187      $    81    $   185       $   (38)     $    86
    Net realized gains (losses)                     65          142        257           285        1,101
    Change in unrealized gains (losses)             40          419      1,214           210        2,102
                                              --------      -------    -------       -------      -------

    Change in net assets resulting
      from operations                              292          642      1,656           457        3,289
                                              --------      -------    -------       -------      -------

    FROM CAPITAL TRANSACTIONS
    Deposits                                       502          378      1,152         1,325        2,050
    Benefit payments                                 -           (9)       (67)          (53)         (75)
    Payments on termination                          -         (129)      (310)         (305)        (346)
    Loans - net                                      -          (10)       (15)           (8)         (26)
    Contract administration charge                  (1)          (2)        (5)           (7)          (6)
    Transfers among the portfolios
      and with the Fixed Account - net           1,052        4,999      8,622         6,316       14,288
                                              --------      -------    -------       -------      -------

    Change in net assets resulting
      from capital transactions                  1,553        5,227      9,377         7,268       15,885
                                              --------      -------    -------       -------      -------

    INCREASE (DECREASE) IN NET ASSETS            1,845        5,869     11,033         7,725       19,174

    NET ASSETS AT BEGINNING OF YEAR              1,709        2,437      6,688         7,957        6,326
                                              --------      -------    -------       -------      -------

    NET ASSETS AT END OF YEAR                 $  3,554      $ 8,306    $17,721       $15,682      $25,500
                                              ========      =======    =======       =======      =======

    Net asset value per unit at end of
      year                                    $  12.67      $ 13.65    $ 14.77       $ 15.52      $ 15.46
                                              ========      =======    =======       =======      =======

    Units outstanding at end of year               280          609      1,200         1,010        1,650
                                              ========      =======    =======       =======      =======

                                                                                                   Fidelity's Variable
                                                                                                   Insurance  Products
                                                  IAI Retirement Funds, Inc. Portfolios             Fund II Portfolios
                                              --------------------------------------------       ------------------------

                                                                                                     Asset
                                                Regional         Reserve        Balanced            Manager    Contrafund
                                              ------------     -----------     -----------       -----------   ----------
    FROM OPERATIONS
    Net investment income (loss)                    $  276          $   27          $    4           $   305       $  (14)
    Net realized gains (losses)                        109              (3)              6                89          121
    Change in unrealized gains (losses)                262               3              75               617          112
                                                    ------          ------          ------           -------       ------

    Change in net assets resulting
      from operations                                  647              27              85             1,011          219
                                                    ------          ------          ------           -------       ------

    FROM CAPITAL TRANSACTIONS
    Deposits                                           678              63              53               482          308
    Benefit payments                                   (41)              -               -               (25)           -
    Payments on termination                           (131)            (27)            (18)             (232)         (34)
    Loans - net                                         (9)              -               -                (5)           -
    Contract administration charge                      (3)              -              (1)               (5)           -
    Transfers among the portfolios
      and with the Fixed Account - net               4,209            (340)            483             3,463        5,053
                                                    ------          ------          ------           -------       ------

    Change in net assets resulting
      from capital transactions                      4,703            (304)            517             3,678        5,327
                                                    ------          ------          ------           -------       ------

    INCREASE (DECREASE) IN NET ASSETS                5,350            (277)            602             4,689        5,546

    NET ASSETS AT BEGINNING OF YEAR                  4,492             710             696             6,229            -
                                                    ------          ------          ------           -------       ------

    NET ASSETS AT END OF YEAR                       $9,842          $  433          $1,298           $10,918       $5,546
                                                    ======          ======          ======           =======       ======

    Net asset value per unit at end of
      year                                          $15.23          $10.82          $12.52           $ 11.85       $11.15
                                                    ======          ======          ======           =======       ======

    Units outstanding at end of year                   646              40             104               921          498
                                                    ======          ======          ======           =======       ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------
($ and units in thousands, except value per unit)

                                            Fidelity's Variable Insurance Products
                                                          Fund Portfolios                   Federated Insurance Series Portfolios
                                            --------------------------------------------    -------------------------------------
                                                                                                                         U.S.
                                                                                                High                   Government
                                              Money      Equity                              Income Bond    Utility    Securities
                                             Market      Income      Growth     Overseas       Fund II      Fund II     Fund II
                                            ---------    -------    --------    --------     -----------    -------    ----------
    FROM OPERATIONS
    Net investment income (loss)             $    590    $   369    $   734      $    45          $  352    $    97        $   76
    Net realized gains (losses)                     -        314        535          100             108         86             4
    Change in unrealized gains (losses)             -      2,258        933          813             168        177           (28)
                                             --------    -------    -------      -------         -------    -------        ------

    Change in net assets resulting
      from operations                             590      2,941      2,202          958             628        360            52
                                             --------    -------    -------      -------         -------    -------        ------

    FROM CAPITAL TRANSACTIONS
    Deposits                                   93,786      2,654      2,382        1,067             393        319            83
    Benefit payments                              (50)       (76)       (84)         (67)            (14)       (23)            -
    Payments on termination                      (295)      (635)      (519)        (194)           (106)       (83)         (120)
    Loans - net                                    19        (74)       (48)         (10)            (11)        (2)            -
    Contract administration charge                 (3)       (11)       (11)          (5)             (1)        (1)           (1)
    Transfers among the portfolios
      and with the Fixed Account - net        (88,806)    14,460      9,488        3,012           1,913      1,178         1,152
                                             --------    -------    -------      -------         -------    -------        ------

    Change in net assets resulting
      from capital transactions                 4,651     16,318     11,208        3,803           2,174      1,388         1,114
                                             --------    -------    -------      -------         -------    -------        ------

    INCREASE (DECREASE) IN NET ASSETS           5,241     19,259     13,410        4,761           2,802      1,748         1,166

    NET ASSETS AT BEGINNING OF YEAR            11,395     14,044     13,357        6,293           2,374      2,293         1,156
                                             --------    -------    -------      -------         -------    -------        ------

    NET ASSETS AT END OF YEAR                $ 16,636    $33,303    $26,767      $11,054         $ 5,176    $ 4,041        $2,322
                                             ========    =======    =======      =======         =======    =======        ======

    Net asset value per unit at end of year  $  11.14    $ 15.44    $ 14.68      $ 11.71         $ 12.72    $ 12.80        $11.13
                                             ========    =======    =======      =======         =======    =======        ======

    Units outstanding at end of year            1,493      2,157      1,823          944             407        316           209
                                             ========    =======    =======      =======         =======    =======        ======

                                                        Scudder Variable Life
                                                      Investment Fund Portfolios
                                                      --------------------------
                                                         Bond          Balanced          Total
                                                       --------        --------         --------
    FROM OPERATIONS
    Net investment income (loss)                         $  140          $  127         $  3,629
    Net realized gains (losses)                             (13)             24            3,330
    Change in unrealized gains (losses)                     (72)            271            9,574
                                                         ------          ------         --------

    Change in net assets resulting from operations           55             422           16,533
                                                         ------          ------         --------

    FROM CAPITAL TRANSACTIONS
    Deposits                                                218             355          108,248
    Benefit payments                                        (14)            (25)            (623)
    Payments on termination                                 (41)           (153)          (3,678)
    Loans - net                                              (9)              -             (208)
    Contract administration charge                           (1)             (2)             (66)
    Transfers among the portfolios
      and with the Fixed Account - net                      572           2,947           (5,939)
                                                          -----          ------         --------

    Change in net assets resulting
      from capital transactions                             725            3,122           97,734
                                                         ------           ------         --------

    INCREASE (DECREASE) IN NET ASSETS                       780            3,544          114,267

    NET ASSETS AT BEGINNING OF YEAR                       1,454            2,477           92,087
                                                         ------           ------         --------

    NET ASSETS AT END OF YEAR                            $2,234           $6,021         $206,354
                                                         ======           ======         ========

    Net asset value per unit at end of year              $10.96           $13.07
                                                         ======           ======

    Units outstanding at end of year                        204              461
                                                         ======           ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS
TWO YEARS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Lincoln Benefit Life Variable Annuity Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company ("Lincoln Benefit"). The assets of the Account are legally segregated from those of Lincoln Benefit. Lincoln Benefit is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     Lincoln Benefit writes certain annuity contracts, the proceeds of which are invested at the direction of the contractholder. Contractholders primarily invest in units of the portfolios comprising the Account, for which they bear all of the investment risk, but may also invest in the general account of Lincoln Benefit (the "Fixed Account"). The Fixed Account option is not available in all states. The Account is divided into 19 subaccounts. Each subaccount invests solely in the shares of one of the following portfolios: the Flexible Income, Balanced, Growth, Aggressive Growth, and Worldwide Growth portfolios of Janus Aspen Series; the Regional, Reserve, and Balanced portfolios of IAI Retirement Funds, Inc.; the Asset Manager and Contrafund (added May 1, 1996) portfolios of Fidelity's Variable Insurance Products Fund II; the Money Market, Equity Income, Growth, and Overseas portfolios of Fidelity's Variable Insurance Products Fund; the High Income Bond Fund II, Utility Fund II, and U.S. Government Securities Fund II portfolios of Federated Insurance Series; and the Bond and Balanced portfolios of Scudder Variable Life Investment Fund (collectively the "Funds").

     To conform with the 1997 presentation, certain amounts in the prior year's financial statements and notes have been reclassified.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     Recognition of Investment Income - Investment income consists of dividends declared by the Funds and is recognized on the date of record.

     Realized Gains and Losses - Realized gains and losses represent the difference between the proceeds from sales of shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     Contractholder Account Activity - Account activity is reflected in individual contractholder accounts on a daily basis.

     Federal Income Taxes - The Account is intended to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included with and taxed as a part of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. Under current law, no federal income taxes are payable by the Account.

     Account Value - Certain calculations that could be made in the financial statements may differ from published amounts due to the truncation of actual Account values.

3.   CONTRACT CHARGES

     For each year or portion of a year a contract is in effect, Lincoln Benefit deducts a fixed annual contract administration charge of $25 as a reimbursement for expenses related to the maintenance of each contract and the Account. The amount of this charge is guaranteed not to increase over the life of the contract. This charge is not assessed during the annuity period and is waived if the contract value is $75,000 or greater on a contract anniversary date.

     Lincoln Benefit assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.25% per annum of the daily net assets of the Account. Lincoln Benefit guarantees that the rate of this charge will not increase over the life of the contract. The mortality and expense risk charge is assessed during the accumulation period and the annuity period.

     Lincoln Benefit deducts administrative expense charges daily at a rate equal to .15% per annum of the daily net assets of the Account. This charge is designed to cover administrative expenses.

     Lincoln Benefit may assess other charges to the contractholder related to premium taxes, surrenders, partial withdrawals and certain transfers between the portfolios and/or the fixed account.


4.   FINANCIAL INSTRUMENTS

     The investments of the Account are carried at fair value, based on quoted market prices.

5.   UNITS ISSUED AND REDEEMED

     Units issued and redeemed by the Account during 1997 were as follows:

     (Units in thousands)

                                                                  Janus Aspen Series Portfolios
                                                    ---------------------------------------------------------

                                                    Flexible                           Aggressive   Worldwide
                                                     Income     Balanced     Growth      Growth       Growth
                                                    --------    --------     ------    ----------   ---------
     Units outstanding at beginning of year           280          609        1,200      1,010        1,650

     Unit activity during 1997:
         Issued                                       397          591        1,203        863        1,786
         Redeemed                                    (271)        (217)        (587)      (597)        (756)
                                                    -----       ------       ------    -------      -------
     Units outstanding at end of year                 406          983        1,816      1,276        2,680
                                                    =====       ======       ======    =======      =======

                                                                                                 Fidelity's
                                                                                             Variable Insurance
                                                  IAI Retirement Funds, Inc. Portfolios  Products Fund II Portfolios
                                                  -------------------------------------  ---------------------------

                                                                                             Asset
                                                   Regional    Reserve      Balanced        Manager     Contrafund
                                                   --------    -------      --------        -------     ----------
Units outstanding at beginning of year                646          40            104            921         498

Unit activity during 1997:
   Issued                                             361          65             53            322       2,651
   Redeemed                                          (164)        (31)           (13)          (132)     (1,754)
                                                    -----      ------         ------        -------     -------

Units outstanding at end of year                      843          74            144          1,111       1,395
                                                    =====      ======         ======        =======     =======

    Units issued and redeemed by the Account during 1997 were as follows:

    (Units in thousands)


                                         Fidelity's Variable Insurance Products
                                                    Fund Portfolios
                                         --------------------------------------
                                         Money      Equity
                                         Market     Income   Growth    Overseas
                                         -------    ------   ------    --------
Units outstanding at beginning of year     1,493     2,157    1,823       944

Unit activity during 1997:
   Issued                                 11,294     1,524    1,193     1,032
   Redeemed                              (10,621)     (587)    (897)     (872)
                                         -------     -----    -----     -----

Units outstanding at end of year           2,166     3,094    2,119     1,104
                                         =======     =====    =====     =====

                                                                                  Scudder Variable
                                                                                  Life Investment
                                         Federated Insurance Series Portfolios    Fund Portfolios
                                         -------------------------------------    ----------------
                                                                    U.S.
                                         High                       Government
                                         Income Bond     Utility    Securities
                                         Fund II         Fund II    Fund II       Bond    Balanced
                                         -----------     -------    ----------    ----    --------
Units outstanding at beginning of year       407           316         209         204      461

Unit activity during 1997:
   Issued                                    950           202         193         202      287
   Redeemed                                 (547)          (81)       (163)        (61)    (122)
                                            ----           ---        ----         ---     ----

Units outstanding at end of year             810           437         239         345      626
                                            ====           ===        ====         ===     ====

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

We have audited the accompanying consolidated statements of financial position of Lincoln Benefit Life Company and subsidiary (wholly owned by Allstate Life Insurance Company) as of December 31, 1997 and 1996, and the related consoli-dated statements of operations, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsi-bility is to express an opinion on these financial statements based on our au-dits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Lincoln Benefit Life Company and subsidiary as of December 31, 1997 and 1996, and the results of their opera-tions and their cash flows for each of the three years in the period ended De-cember 31, 1997 in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The accompanying supple-mental schedule is presented for the purpose of additional analysis and is not a required part of the basic consolidated financial statements. This schedule is the responsibility of the Company's management. Such schedule has been sub-jected to the auditing procedures applied in our audits of the basic consoli-dated financial statements and, in our opinion, is fairly stated in all mate-rial respects when considered in relation to the basic consolidated financial statements taken as a whole.


/s/  Deloitte & Touche LLP

Lincoln, Nebraska
March 20, 1998

                          LINCOLN BENEFIT LIFE COMPANY

                 CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                              DECEMBER 31,
                                                          ---------------------
                                                             1997       1996
                                                          ---------- ----------
                                                            ($ IN THOUSANDS)
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost
   $141,553 and $134,866................................. $  147,911 $  137,638
  Investment in home office real estate..................      2,574      2,797
  Short-term.............................................      1,020      1,861
                                                          ---------- ----------
    Total investments....................................    151,505    142,296
Reinsurance recoverable from Allstate Life Insurance
 Company.................................................  6,732,755  6,544,750
Reinsurance recoverable from third parties...............    127,182    115,965
Receivable from Allstate Life Insurance Company and
 affiliates, net.........................................     14,481     19,923
Cash.....................................................      4,220      7,412
Other assets.............................................     29,402     22,275
Separate Accounts........................................    447,658    255,881
                                                          ---------- ----------
    Total assets......................................... $7,507,203 $7,108,502
                                                          ========== ==========
LIABILITIES
Reserve for life-contingent contract benefits............ $  252,195 $  239,449
Contractholder funds.....................................  6,607,130  6,422,126
Income taxes payable.....................................      1,128        923
Deferred income taxes....................................      4,149      3,480
Other liabilities and accrued expenses...................     43,609     44,482
Separate Accounts........................................    447,658    255,881
                                                          ---------- ----------
    Total liabilities....................................  7,355,869  6,966,341
                                                          ---------- ----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 8)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 30,000 shares authorized,
 25,000 issued and outstanding...........................      2,500      2,500
Additional capital paid-in...............................    116,750    116,750
Unrealized net capital gains.............................      4,132      1,801
Retained income..........................................     27,952     21,110
                                                          ---------- ----------
    Total shareholder's equity...........................    151,334    142,161
                                                          ---------- ----------
    Total liabilities and shareholder's equity........... $7,507,203 $7,108,502
                                                          ========== ==========



                See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                           YEAR ENDED DECEMBER
                                                                   31,
                                                          ---------------------
                                                           1997    1996   1995
                                                          ------- ------ ------
                                                            ($ IN THOUSANDS)
REVENUES
Net investment income.................................... $10,789 $9,951 $8,796
Realized capital gains and losses........................      17      6    258
                                                          ------- ------ ------
                                                           10,806  9,957  9,054
COSTS AND EXPENSES
Provision for policy benefits (net of reinsurance
 recoveries of $464,154, $419,936 and $375,662)..........     --     465    462
Operating costs and expenses.............................     219    889    754
                                                          ------- ------ ------
                                                              219  1,354  1,216
                                                          ------- ------ ------
INCOME BEFORE INCOME TAX EXPENSE.........................  10,587  8,603  7,838
INCOME TAX EXPENSE.......................................   3,735  3,020  2,745
                                                          ------- ------ ------
NET INCOME............................................... $ 6,852 $5,583 $5,093
                                                          ======= ====== ======



                See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                    YEAR ENDED DECEMBER 31,
                                                   ----------------------------
                                                     1997      1996      1995
                                                   --------  --------  --------
                                                        ($ IN THOUSANDS)
COMMON STOCK                                       $  2,500  $  2,500  $  2,500

ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year........................  116,750   116,750    96,750
Capital contribution..............................      --        --     20,000
                                                   --------  --------  --------
Balance, end of year..............................  116,750   116,750   116,750
                                                   --------  --------  --------
UNREALIZED NET CAPITAL GAINS
Balance, beginning of year........................    1,801     4,998    (2,630)
Net change........................................    2,331    (3,197)    7,628
                                                   --------  --------  --------
Balance, end of year..............................    4,132     1,801     4,998
                                                   --------  --------  --------
RETAINED INCOME
Balance, beginning of year........................   21,110    18,060    12,967
Dividend-in-kind..................................      (10)   (2,533)      --
Net income........................................    6,852     5,583     5,093
                                                   --------  --------  --------
Balance, end of year..............................   27,952    21,110    18,060
                                                   --------  --------  --------
  Total shareholder's equity...................... $151,334  $142,161  $142,308
                                                   ========  ========  ========



                See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                    1997      1996      1995
                                                  --------  --------  ---------
                                                       ($ IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income......................................  $  6,852  $  5,583  $   5,093
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities.....
  Depreciation, amortization and other non-cash
   items........................................        20        50         96
  Realized capital gains and losses.............       (17)       (6)      (258)
  Increase (decrease) in life-contingent
   contract benefits and contractholder funds...       427    (4,918)      (130)
  Change in deferred income taxes...............      (586)      (62)      (156)
  Changes in other operating assets and
   liabilities..................................    (4,261)   11,083     (5,940)
                                                  --------  --------  ---------
    Net cash provided by (used in) operating
     activities.................................     2,435    11,730     (1,295)
                                                  --------  --------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
  Fixed income securities.......................       --        --       5,633
  Equity securities.............................       --        --     108,255
Investment collections
  Fixed income securities.......................    11,980     8,759     13,769
Investment purchases
  Fixed income securities.......................   (18,307)  (17,570)   (34,372)
  Equity securities.............................       --        --    (108,255)
  Real estate...................................      (140)     (405)      (644)
Change in short-term investments, net...........       840     4,489     (2,920)
Change in policy loans, net.....................       --        --          24
                                                  --------  --------  ---------
    Net cash used in investing activities.......    (5,627)   (4,727)   (18,510)
                                                  --------  --------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution............................       --        --      20,000
                                                  --------  --------  ---------
    Net cash provided by financing activities...       --        --      20,000
                                                  --------  --------  ---------
NET (DECREASE) INCREASE IN CASH.................    (3,192)    7,003        195
CASH AT BEGINNING OF YEAR.......................     7,412       409        214
                                                  --------  --------  ---------
CASH AT END OF YEAR.............................  $  4,220  $  7,412  $     409
                                                  ========  ========  =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Noncash financing activity:
  Dividend-in-kind to Allstate Life Insurance
   Company......................................  $    (10) $ (2,533) $     --
                                                  ========  ========  =========


                See notes to consolidated financial statements.

                         LINCOLN BENEFIT LIFE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               ($ IN THOUSANDS)

1. GENERAL

Basis of presentation

The accompanying consolidated financial statements include the accounts of Lincoln Benefit Life Company (the "Company") and its wholly owned subsidiary, Lincoln Benefit Financial Services, Inc. ("LBFS") a registered broker-dealer. The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% owner-ship in the Corporation to Sears common shareholders through a tax-free divi-dend (the "Distribution"). These consolidated financial statements have been prepared in conformity with generally accepted accounting principles. All sig-nificant intercompany accounts and transactions have been eliminated.

To conform with the 1997 presentation, certain amounts in the prior years' fi-nancial statements and notes have been reclassified.

Nature of operations

The Company markets a broad line of life insurance and annuity products coun-trywide. Life insurance policies include traditional products such as whole life and term life insurance, as well as variable life, universal life and other interest-sensitive life products. Annuities include deferred annuities, such as variable annuities and fixed rate single and flexible premium annui-ties, and immediate annuities. The Company distributes its products primarily through independent agents and brokers specializing in life insurance and an-nuities.

Annuity contracts and life insurance policies issued by the Company are sub-ject to discretionary withdrawal or surrender by the customers, subject to ap-plicable surrender charges. These policies and contracts are reinsured primar-ily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses. In order to support competitive crediting rates and limit interest rate risk, ALIC as the Company's primary reinsurer adheres to a basic philosophy of matching assets with related liabilities, while maintaining adequate liquidity and a prudent and diversified level of credit risk.

The Company monitors economic and regulatory developments which have the po-tential to impact its business. There continues to be new and proposed federal and state regulation and legislation which would allow banks greater partici-pation in the securities and insurance businesses, which will present an in-creased level of competition for sales of the Company's life and annuity prod-ucts. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Enacted and pending state legislation to permit mutual insurance companies to covert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry compe-tition through consolidation caused by mergers and acquisitions related to the new corporate form of business; (2) increasing competition in capital markets; and (3) reopening stock/mutual company disagreements related to such issues as taxation disparity between mutual and stock insurance companies.

The Company is authorized to sell life and annuity products in all states ex-cept New York, as well as in the District of Columbia, Guam and the U.S. Vir-gin Islands. The top geographic locations for statutory premiums earned by the Company are California, Florida, Illinois, Virginia and Wisconsin for the year ended December 31, 1997. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. Substantially all premiums and contract charges are ceded to ALIC under reinsurance agreements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments

Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between am-ortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses.

                       LINCOLN BENEFIT LIFE COMPANY

                               ($ in thousands)

Short-term investments are carried at cost which approximates fair value. Real estate represents property owned and occupied by the Company, and is carried at depreciated cost.

Investment income consists primarily of interest, which is recognized on an accrual basis. Interest income on mortgaged-backed securities is determined on the effective yield method, based on the estimated principal repayments. Ac-crual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

Reinsurance

The Company has reinsurance agreements whereby all premiums, contract charges, credited interest, policy benefits and certain expenses are primarily ceded to ALIC and reflected net of such cessions in the statements of operations. The amounts shown in the Company's statements of operations relate to the consoli-dated investment of those assets of the Company that are not transferred to ALIC under reinsurance agreements. Reinsurance recoverable and the related re-serve for life-contingent contract benefits and contractholder funds are re-ported separately in the statements of financial position. The Company contin-ues to have primary liability as the direct insurer for risks reinsured.

Recognition of premium revenues and contract charges

Premiums for traditional life insurance are recognized as revenue when due. Accident and disability premiums are earned on a pro rata basis over the pol-icy period. Revenues on interest-sensitive life insurance policies are com-prised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on most annuities, which are con-sidered investment contracts, include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balances. Gross premium in excess of the net premium of limited payment contracts are deferred and recognized over the contract peri-od.

Income taxes

The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes also arise from unrealized capital gains or losses on fixed income securities carried at fair value.

Separate Accounts

The Company issues flexible premium deferred variable annuity contracts and flexible premium variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying consolidated state-ments of financial position as assets and liabilities of the Separate Ac-counts. (Lincoln Benefit Life Variable Annuity Account and Lincoln Benefit Life Variable Life Account, unit investment trusts registered with the Securi-ties and Exchange Commission.) Assets of the Separate Accounts are carried at fair value. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the policy and contractholders and, therefore, are not included in the Company's consolidated statements of opera-tions. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administration fees and mortality and expense risk charges, all of which are ceded to ALIC.

Reserve for life-contingent contract benefits

The reserve for life-contingent contract benefits, which relates to tradi-tional life, annuities with life contingencies, and disability insurance and accident insurance, is computed on the basis of assumptions as to future in-vestment yields, mortality, morbidity, terminations and expenses. These as-sumptions, which for traditional life are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Re-serve interest rates ranged from 4.0% to 8.75% during 1997.

Contractholder funds

Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most annuities and universal life policies. Payments received are recorded as interest-bear-ing liabilities. Contractholder funds are equal to deposits received and in-terest credited to the benefit of the contractholder less withdrawals, mortal-ity charges and administrative expenses. During 1997, credited interest rates on contractholder funds

                       LINCOLN BENEFIT LIFE COMPANY

                               ($ in thousands)

ranged from 5.0% to 8.75% for those contracts with fixed interest rates and from 4.0% to 14.0% for those contracts with flexible rates.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. RELATED PARTY TRANSACTIONS

Reinsurance

The Company previously reinsured all of its annuities and approximately one third of its life insurance with ALIC. Effective December 31, 1996, the rein-surance treaty with ALIC was amended to also include a paid up block of life business which was previously retained by the Company. The reinsurance premium related to the transfer was $8,255 on a statutory accounting basis and $5,712 based upon generally accepted accounting principles, creating a dividend-in-kind of $2,543. The premium is equal to the sum of the aggregate policy re-serves and policyholder dividend accumulations on this block of business as of December 31, 1996. The policy loans and accrued interest relating to this block of business totaled $554 and were also ceded to ALIC as of December 31, 1996, creating a non-cash financing transaction.

Premiums and contract charges ceded to ALIC were $34,834 and $87,061 in 1997, $48,111 and $73,659 in 1996, and $56,008 and $44,655 in 1995. Credited inter-
est, policy benefits and expenses ceded to ALIC amounted to $533,369, $496,735 and $466,508 in 1997, 1996, and 1995. Investment income earned on the assets which support contractholder funds is not included in the Company's consoli-dated financial statements as those assets are owned and managed by ALIC under the terms of the reinsurance agreements.

Business operations

The Company utilizes services and business facilities owned or leased, and op-erated by AIC in conducting its business activities. The Company reimburses AIC for the operating expenses incurred by AIC on behalf of the Company. The cost to the Company is determined by various allocation methods and is primar-ily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Com-pany were $34,947, $25,094 and $16,083 in 1997, 1996 and 1995, respectively.
All of these costs are ceded to ALIC under reinsurance agreements.

4. INVESTMENTS

Fair values

The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                           GROSS
                                                        UNREALIZED
                                            AMORTIZED ---------------    FAIR
                                              COST    GAINS  (LOSSES)   VALUE
                                            --------- ------ --------  --------
   AT DECEMBER 31, 1997
   --------------------
   U.S. government and agencies............ $ 14,598  $1,760 $   --    $ 16,358
   Corporate...............................   71,602   1,839    (297)    73,144
   Foreign government......................    3,040     229     --       3,269
   Mortgage-backed securities..............   52,313   2,845     (18)    55,140
                                            --------  ------ -------   --------
     Total fixed income securities......... $141,553  $6,673 $  (315)  $147,911
                                            ========  ====== =======   ========
   AT DECEMBER 31, 1996
   --------------------
   U.S. government and agencies............ $ 16,960  $  780 $   (25)  $ 17,715
   Corporate...............................   55,778   1,178  (1,274)    55,682
   Foreign government......................    3,048     225     --       3,273
   Mortgage-backed securities..............   59,080   2,493    (605)    60,968
                                            --------  ------ -------   --------
     Total fixed income securities......... $134,866  $4,676 $(1,904)  $137,638
                                            ========  ====== =======   ========

                       LINCOLN BENEFIT LIFE COMPANY

                               ($ in thousands)


Scheduled maturities

The scheduled maturities for fixed income securities at December 31, 1997 are as follows:

                                                             AMORTIZED   FAIR
                                                               COST     VALUE
                                                             --------- --------
      Due in one year or less............................... $    375  $    375
      Due after one year through five years.................   17,195    17,599
      Due after five years through ten years................   58,369    59,867
      Due after ten years...................................   13,301    14,930
                                                             --------  --------
                                                               89,240    92,771
      Mortgage-backed securities............................   52,313    55,140
                                                             --------  --------
        Total............................................... $141,553  $147,911
                                                             ========  ========

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

Net investment income

      YEAR ENDED DECEMBER 31,                              1997    1996   1995
      -----------------------                             ------- ------ ------
      Fixed income securities............................ $10,723 $9,825 $8,710
      Short-term investments.............................     160    215    177
      Other investments..................................      66     31     31
                                                          ------- ------ ------
        Investment income, before expense................  10,949 10,071  8,918
        Investment expense...............................     160    120    122
                                                          ------- ------ ------
        Net investment income............................ $10,789 $9,951 $8,796
                                                          ======= ====== ======

Realized capital gains

      YEAR ENDED DECEMBER 31,                                    1997 1996 1995
      -----------------------                                    ---- ---- ----
      Fixed income securities................................... $17  $ 6  $258
        Income tax expense......................................   6    2    90
                                                                 ---  ---  ----
      Realized capital gains and losses, after tax.............. $11  $ 4  $168
                                                                 ===  ===  ====

Gains of $251 were realized on sales of fixed income securities during 1995, excluding calls and prepayments.

Unrealized net capital gains

Unrealized net capital gains on fixed income securities included in sharehold-er's equity at December 31, 1997 are as follows:

                                              COST/AMORTIZED   FAIR   UNREALIZED
                                                   COST       VALUE   NET GAINS
                                              -------------- -------- ----------
      Fixed income securities................    $141,553    $147,911   $6,357
                                                 ========    ========
      Deferred income taxes..................                            2,225
                                                                        ------
      Unrealized net capital gains...........                           $4,132
                                                                        ======

Change in unrealized net capital gains and losses

      YEARS ENDED DECEMBER 31,                          1997   1996     1995
      ------------------------                         ------ -------  -------
      Fixed income securities......................... $3,585 $(4,918) $11,735
      Deferred income taxes...........................  1,254   1,721   (4,107)
                                                       ------ -------  -------
      Change in unrealized net capital gains and
       losses......................................... $2,331 $(3,197) $ 7,628
                                                       ====== =======  =======

                       LINCOLN BENEFIT LIFE COMPANY

                               ($ in thousands)


Securities on deposit

At December 31, 1997, fixed income securities with a carrying value of $8,581 were on deposit with regulatory authorities as required by law.

5. FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial as-sets and incurs various financial liabilities. The fair value estimates of fi-nancial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Poten-tial taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (includ-ing reinsurance recoverable) and liabilities (including deferred income taxes and reserve for life-contingent contract benefits) are not considered finan-cial instruments and are not carried at fair value. Other assets and liabili-ties considered financial instruments, such as accrued investment income and cash, are generally of a short-term nature. It is assumed that their carrying value approximates fair value.

Financial assets

The carrying value and fair value of financial assets at December 31, are as follows:

                                                  1997              1996
                                            ----------------- -----------------
                                            CARRYING   FAIR   CARRYING   FAIR
                                             VALUE    VALUE    VALUE    VALUE
                                            -------- -------- -------- --------
   Fixed income securities................. $147,911 $147,911 $137,638 $137,638
   Short-term investments..................    1,020    1,020    1,861    1,861
   Separate Accounts.......................  447,658  447,658  255,881  255,881

Fair values for fixed income securities are based on quoted market prices. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liq-uid investments with maturities of less than one year whose carrying value ap-proximates fair value. Separate Accounts assets are carried in the consoli-dated statements of financial position at fair value.

Financial liabilities

The carrying value and fair value of financial liabilities at December 31, are as follows:

                                           1997                  1996
                                   --------------------- ---------------------
                                    CARRYING              CARRYING
                                     VALUE    FAIR VALUE   VALUE    FAIR VALUE
                                   ---------- ---------- ---------- ----------
   Contractholder funds on
    investment contracts.......... $5,188,474 $4,941,732 $5,180,396 $4,921,842
   Separate Accounts..............    447,658    447,658    255,881    255,881

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of imme-diate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates cur-rently offered for contracts with similar terms and durations. Separate Ac-counts liabilities are carried at the fair value of the underlying assets.

6. INCOME TAXES

The Company joins the Corporation and its other eligible domestic subsidiaries in the filing of a consolidated federal income tax return (the "Allstate Group") and is party to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company paid to or received from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with ad-justments, as if the Company filed a separate return.

Prior to the Distribution, the Corporation and all of its eligible domestic subsidiaries, including the Company, joined with Sears and its domestic busi-ness units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Sears Tax Sharing Agreement").

                       LINCOLN BENEFIT LIFE COMPANY

                               ($ in thousands)

Under the Sears Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of in-clusion of the Company in the consolidated federal income tax return. Effec-tively, this resulted in the Company's annual income tax provision being com-puted as if the Allstate Group filed a separate consolidated return, except that items such as net operating losses, capital losses or similar items, which might not be recognized in a separate return, were allocated according to the Sears Tax Sharing Agreement.

The Allstate Group and Sears Group have entered into an agreement which gov-erns their respective rights and obligations with respect to federal income taxes for all periods prior to the Distribution ("Consolidated Tax Years"). The agreement provides that all Consolidated Tax Years will continue to be governed by the Tax Sharing Agreement with respect to the Allstate Group's federal income tax liability.

The components of the deferred income tax assets and liabilities at December 31, are as follow:

                                                               1997     1996
                                                              -------  -------
      Deferred assets
        Separate accounts.................................... $   393  $   --
      Deferred liabilities
        Difference in tax bases of investments...............  (2,265)  (2,510)
        Unrealized net capital gains.........................  (2,225)    (970)
        Other................................................     (52)     --
                                                              -------  -------
      Total deferred tax liabilities.........................  (4,542)  (3,480)
                                                              -------  -------
        Net deferred tax liability........................... $(4,149) $(3,480)
                                                              =======  =======

The components of the income tax expense for the year ended at December 31, are as follow:

                                                          1997    1996    1995
                                                         ------  ------  ------
      Current........................................... $4,321  $3,082  $2,901
      Deferred..........................................   (586)    (62)   (156)
                                                         ------  ------  ------
        Total income tax expense........................ $3,735  $3,020  $2,745
                                                         ======  ======  ======

The Company paid income taxes of $4,116, $2,864 and $3,125 in 1997, 1996 and 1995, respectively, to ALIC.

Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1997, approximately $340 will result in federal income taxes payable of $119 if distributed by the Com-pany to ALIC. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.

7. STATUTORY FINANCIAL INFORMATION

The following tables reconcile net income for the year ended December 31, and shareholder's equity at December 31, as reported herein in conformity with generally accepted accounting principles with statutory net income and capital and surplus, determined in accordance with statutory accounting practices pre-scribed or permitted by insurance regulatory authorities.

                                                              NET INCOME
                                                         ----------------------
                                                          1997    1996    1995
                                                         ------  ------  ------
      Balance per generally accounting principles....... $6,852  $5,583  $5,093
        Deferred income taxes...........................   (586)    (62)   (156)
        Statutory investment reserves...................     36      38     446
        Other...........................................    363       2     638
                                                         ------  ------  ------
      Balance per statutory accounting practices........ $6,665  $5,561  $6,021
                                                         ======  ======  ======

                       LINCOLN BENEFIT LIFE COMPANY

         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)
                               ($ in thousands)


                                                              SHAREHOLDER'S
                                                                 EQUITY
                                                            ------------------
                                                              1997      1996
                                                            --------  --------
      Balance per generally accounting principles.......... $151,334  $142,161
        Deferred income taxes..............................    4,149     3,480
        Unrealized gain/loss on fixed income securities....   (4,132)   (1,801)
        Non-admitted assets and statutory investment
         reserves..........................................  (15,994)  (14,838)
        Other..............................................    3,304     4,034
                                                            --------  --------
      Balance per statutory accounting practices........... $138,661  $133,036
                                                            ========  ========

Permitted statutory accounting practices

The Company prepares its statutory financial statements in accordance with ac-counting principles and practices prescribed or permitted by the Nebraska De-partment of Insurance. Prescribed statutory accounting practices include a va-riety of publications of the National Association of Insurance Commissioners, ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory ac-counting practices that have a material effect on statutory surplus or risk-based capital.

The NAIC has approved revised statutory accounting principles, as a result of the codification project to be effective January 1, 1999. Dates for adoption and implementation, however, will be determined on an individual state basis. The requirements are not expected to have a material impact on the statutory surplus of the Company.

Dividends

The ability of the Company to pay dividends is dependent on business condi-tions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by insurance companies without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1998 without prior approval of the Nebraska Department of Insurance is $6,665.

8. LEASE COMMITMENTS

The Company leases certain office facilities. Total rent expense for all leases was $1,274, $1,039 and $741 in 1997, 1996, and 1995, respectively. Min-
imum rental commitments under non-cancelable operating leases with a remaining term of more than one year as of December 31, are as follows:

                                                          1997
                                                         ------
             1998....................................... $1,370
             1999.......................................  1,170
             2000.......................................  1,095
             2001.......................................  1,080
             2002.......................................    542
             Thereafter.................................    --
                                                         ------
                                                         $5,257
                                                         ======

Included in the table above is $982 for commitments beyond 1998 which relate to a certain lease for office space. The Company has the option to cancel the agreement for office space subject to a cancellation charge of an amount equal to one year's rent.

                          LINCOLN BENEFIT LIFE COMPANY

                       SUPPLEMENTAL SCHEDULE--REINSURANCE

                                ($ IN THOUSANDS)

                                                   GROSS                  NET
YEAR ENDED DECEMBER 31, 1997                      AMOUNT       CEDED    AMOUNT
----------------------------                    ----------- ----------- -------
Life insurance in force........................ $72,754,000 $72,754,000 $   --
                                                =========== =========== =======
Premiums and contract charges:
  Life and annuities........................... $   299,838 $   299,838 $   --
                                                =========== =========== =======
                                                   GROSS                  NET
YEAR ENDED DECEMBER 31, 1996                      AMOUNT       CEDED    AMOUNT
----------------------------                    ----------- ----------- -------
Life insurance in force........................ $51,514,000 $51,514,000 $   --
                                                =========== =========== =======
Premiums and contract charges:
  Life and annuities........................... $   200,853 $   200,853 $   --
                                                =========== =========== =======
                                                   GROSS                  NET
YEAR ENDED DECEMBER 31, 1995                      AMOUNT       CEDED    AMOUNT
----------------------------                    ----------- ----------- -------
Life insurance in force........................ $28,215,000 $28,200,000 $15,000
                                                =========== =========== =======
Premiums and contract charges:
  Life and annuities........................... $   128,975 $   128,975 $   --
                                                =========== =========== =======

                                    PART C
                                    ------

                               OTHER INFORMATION
                               -----------------

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a) Financial Statements
--- --------------------

    The following financial statements are included in Part A of the Registration Statement:

            None

    The following financial statements are included in Part B of the Registration Statement:

    The financial statements of the Separate Account as of December 31, 1997 and for the years ended December 31, 1997 and 1996 and the consolidated financial statements (prepared on a GAAP basis of accounting) for Lincoln Benefit Life Company and subsidiary as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997.

    The following financial statements are included in Part C of the Registration Statement:

            None


(b)  Exhibits
---  --------
     (1)  Resolution Establishing Separate Account................**
     (2)  Custody Agreements......................................Not Applicable
     (3)  (a) Form of Underwriting Agreement......................**
          (b) Form of Selling Agreement...........................**
     (4)  Variable Annuity Contract...............................Herewith
     (5)  application for Contract................................***
     (6)  Depositor - Corporate Documents
          (a)  Articles of Incorporation..........................*
          (b)  By-Laws............................................*
     (7)  Reinsurance Contract....................................**
     (8)  Forms of Fund Participation Agreement:
          (a)  Janus Aspen Series.................................*
          (b)  Variable Insurance Products Fund...................*
          (c)  Variable Insurance Products Fund II................*
          (d)  IAI Retirement Funds, Inc..........................Herewith
          (e)  Federated Insurance Fund Management Series.........*
          (f)  Scudder Variable Life Investment Fund..............*
          (g)  Alger American Fund................................****
     (9)  Opinion of Counsel......................................Herewith
    (10)  Consent of Independent Auditors.........................Herewith
    (11)  Financial Statements Omitted from Item 23...............Not Applicable
    (12)  Initial Capitalization Agreement........................Not Applicable
    (13)  Performance Computations................................***
    (27)  Financial Data Schedules................................Not Applicable

*   Previously Filed on Form S-6, File No. 333-47717, filed March 11, 1998
** Previously Filed on Form N-4, File No. 333-50545 and 811-7924, filed April 21, 1998
*** Previously Filed on Form N-4, File No. 33-66786 and 811-7924, filed April
    30, 1997
****Previously Filed on Form N-4, File No. 33-66786 and 811-7924, filed February
    13, 1998

                                       A

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
------------------------------------------------
       The directors and principal officers of Lincoln Benefit Life Company are listed below. Their principal business address is 206 South 13th Street, Lincoln, Nebraska 68508.

    NAME                            POSITION/OFFICE WITH DEPOSITOR
    ----                            ------------------------------
    Louis G. Lower, III       Chairman of the Board of Directors and
                                    Chief Executive Officer
    Peter H. Heckman          Vice Chairman of the Board of Directors
    B. Eugene Wraith          Director, President and Chief Operating Officer
    Douglas F. Gaer           Director, Executive Vice President
    Janet P. Anderbery        Vice President and Controller
    John J. Morris            Director, Senior Vice President and Secretary
    Robert E. Rich            Director and Executive Vice President
    Kevin Slawin              Director
    Michael J. Velotta        Director and Assistant Secretary
    Randy J. Von Fumetti      Director, Senior Vice President & Treasurer
    Carol S. Watson           Director, Senior Vice President,
                                      General Counsel, and Assistant Secretary
    Thomas R. Ashley          Vice President
    David A. Behrens          Vice President
    Thomas J. Berney          Vice President
    John H. Coleman III       Vice President
    Marvin P. Ehly            Vice President
    Kenny L. Gettman          Vice President
    Rodger A. Hergenrader     Vice President
    Thomas S. Holt            Vice President
    Sharyn L. Jensen          Vice President
    Theodore J. Kooser        Vice President
    Gregory C. Sernett        Vice President
    Stanley G. Shelley        Vice President
    Randy E. Tillis           Vice President
    Dean M. Way               Vice President

ITEM 26.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR
-------------------------------------------------------------------------
REGISTRANT
----------

       See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed March 27, 1998

ITEM 27.  NUMBER OF CONTRACT OWNERS
-----------------------------------

       As of April 10, 1998, the Registrant has 6,037 qualified contract owners and 4,411 non-qualified contract owners.

ITEM 28.  INDEMNIFICATION
-------------------------
       The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

                                       B

       The by-laws of Lincoln Benefit Financial Services, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

       Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the Distributor for any liability that the latter may incur to a Contract owner or party-in-interest under a Contract, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Contract; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                       C

ITEM 29.  PRINCIPAL UNDERWRITER
-------------------------------

    Lincoln Benefit Financial Services, Inc. serves as distributor for the Registrant. The following are the directors and officers of Lincoln Benefit Financial Services, Inc. Their principal business address is 206 South 13th Street, Lincoln, Nebraska 68508.

    NAME                          POSITION WITH DISTRIBUTOR
    ----                          -------------------------

    B. Eugene Wraith         Chairman of the Board of Directors
    Carol S. Watson          Director and President
    Janet P. Anderbery       Vice President & Controller
    David A. Behrens         Vice President

    Rick W. Small            Chief Compliance Officer

    John J. Morris           Director, Vice President and Secretary

    Gregory C. Sernett       Vice President and General Counsel
    Douglas F. Gaer          Director
    Robert E. Rich           Director
    Randy J. Von Fumetti     Director

    The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


                               NET
                           UNDERWRITING
                            DISCOUNTS    COMPENSATION
        NAME OF                AND            ON        BROKERAGE
 PRINCIPAL UNDERWRITER     COMMISSIONS    REDEMPTION   COMMISSIONS  COMPENSATION
LINCOLN BENEFIT FINANCIAL                               $7,553,486
  SERVICES, INC.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
------------------------------------------

    The Depositor, Lincoln Benefit Life Company, is located at 206 South 13th Street, Lincoln, Nebraska 68508.

    The Distributor, Lincoln Benefit Financial Services, Inc., is located at 134 South 13th Street, Lincoln, Nebraska 68508.

    Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


ITEM 31.  MANAGEMENT SERVICES
-----------------------------

    None.



                                       D

ITEM 32.  UNDERTAKINGS
----------------------

    Registrant undertakes (1) to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted; (2) to include either (A) as part of any application to purchase a Contract offered by the prospectus forming part of this Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, and (3) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

REPRESENTATIONS
---------------

    The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

    1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

    2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

    3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
        Section 403(b)(11) to the attention of the potential participants;

    4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

    SECTION 26(e) REPRESENTATIONS
    -----------------------------
    The Company further represents that fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.



                                       E

                                  SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Lincoln, and the State of Nebraska, on this 24th day of April, 1998.


                                    LINCOLN BENEFIT LIFE VARIABLE
                                             LIFE ACCOUNT
                                             (Registrant)

                                    By: LINCOLN BENEFIT LIFE COMPANY
                                              (Depositor)


                                    By: /s/B. Eugene Wraith
                                        ---------------------------
                                        B. Eugene Wraith, President
                                        and Chief Operating Officer


     As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


     SIGNATURE                       TITLE                            DATE
     ---------                       -----                            ----


/s/B. Eugene Wraith          President, Chief Operating          April 24, 1998
----------------------       Officer and Director                --------------
B. Eugene Wraith             (Principal Executive Officer)


/s/Robert E. Rich            Executive Vice President            April 24, 1998
----------------------       and Director                        --------------
Robert E. Rich


/s/Randy J. Von Fumetti      Senior Vice President,              April 24, 1998
-----------------------      Treasurer and Director              --------------
Randy J. Von Fumetti         (Principal Financial Officer)


/s/Janet P. Anderbery        Vice President and                  April 24, 1998
----------------------       Controller (Principal               --------------
Janet P. Anderbery           Accounting Officer)


                             Director
----------------------                                           --------------
Peter H. Heckman

     SIGNATURE                          TITLE                        DATE
     ---------                          -----                        ----


---------------------        Director                         ------------------
Louis G. Lower, II


/s/John J. Morris            Director                         April 24, 1998
---------------------                                         ------------------
John J. Morris


/s/Douglas F. Gaer           Director                         April 24, 1998
---------------------                                         ------------------
Douglas F. Gaer


---------------------        Director                         ------------------
Kevin Slawin


---------------------        Director                         ------------------
Michael J. Velotta


/s/Carol S. Watson           Director                         April 24, 1998
---------------------                                         ------------------
Carol S. Watson


---------------------        Director                         ------------------
Patricia Wilson

                              INDEX TO EXHIBITS

                                     FOR

                      REGISTRATION STATEMENT ON FORM N-4

                 Lincoln Benefit Life Variable Annuity Account


Exhibit No.                                           Sequential Page No.
-----------                                           -------------------


 (4)    Variable Annuity Contract
 (8)(d) IAI Participation Agreement
 (9)    Opinion of Counsel
(10)    Consent of Independent Auditors